UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04700
                                                     ---------

                          The Gabelli Equity Trust Inc.
                    ----------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                    ----------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                    ----------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2005
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                          [LOGO]
                                                                     THE GABELLI
                                                               EQUITY TRUST INC.

                          THE GABELLI EQUITY TRUST INC.
                                  Annual Report
                                December 31, 2005

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2005.

COMPARATIVE RESULTS

--------------------------------------------------------------------------------

                    AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2005 (a)

                                                                                                                     SINCE
                                                                                                                   INCEPTION
                                                 QUARTER     1 YEAR     3 YEAR     5 YEAR    10 YEAR     15 YEAR   (8/21/86)
                                                 -------     ------     ------     ------    -------     -------   ---------
GABELLI EQUITY TRUST NAV RETURN (b) ..........    (2.83)%     5.42%      21.44%      6.75%    10.34%      11.69%     11.72%
GABELLI EQUITY TRUST INVESTMENT RETURN (c) ...    (0.31)      0.66       17.02       4.79     10.57       11.38      11.22

S&P 500 Index ................................     2.08       4.91       14.38       0.54      9.07       11.51      11.25
Dow Jones Industrial Average .................     2.01       1.83       11.24       2.04      9.83       12.34      12.28
Nasdaq Composite Index .......................     2.49       1.37       18.20      (2.25)     7.68       12.56       9.49

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END.

      PERFORMANCE FIGURES FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE INDUSTRIAL STOCKS. THE S&P 500 AND THE NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NAV, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS, AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON AN INITIAL NET ASSET VALUE OF $9.34.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS, AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS. SINCE INCEPTION RETURN BASED ON AN INITIAL OFFERING PRICE OF $10.00.

--------------------------------------------------------------------------------

                                                Sincerely yours,


                                                /s/ Bruce N. Alpert

                                                Bruce N. Alpert
                                                President

February 13, 2006

                          THE GABELLI EQUITY TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2005:

Food and Beverage ...................................................       9.2%
Financial Services ..................................................       7.9%
Telecommunications ..................................................       7.5%
Energy and Utilities ................................................       7.4%
Entertainment .......................................................       6.3%
Diversified Industrial ..............................................       5.4%
Publishing ..........................................................       5.1%
Health Care .........................................................       4.7%
Cable and Satellite .................................................       4.4%
Consumer Products ...................................................       4.2%
U.S. Government Obligations .........................................       4.1%
Hotels and Gaming ...................................................       3.3%
Automotive: Parts and Accessories ...................................       3.2%
Equipment and Supplies ..............................................       2.8%
Repurchase Agreements ...............................................       2.6%
Communications Equipment ............................................       2.3%
Wireless Communications .............................................       2.2%
Aviation: Parts and Services ........................................       2.0%
Computer Software and Services ......................................       1.8%
Agriculture .........................................................       1.3%
Consumer Services ...................................................       1.3%
Aerospace ...........................................................       1.1%
Machinery ...........................................................       1.1%
Broadcasting ........................................................       1.0%
Specialty Chemicals .................................................       1.0%
Retail ..............................................................       1.0%
Real Estate .........................................................       1.0%
Environmental Services ..............................................       1.0%
Metals and Mining ...................................................       0.8%
Electronics .........................................................       0.8%
Automotive ..........................................................       0.7%
Business Services ...................................................       0.6%
Manufactured Housing and Recreational Vehicles ......................       0.3%
Closed-End Funds ....................................................       0.3%
Paper and Forest Products ...........................................       0.1%
Transportation ......................................................       0.1%
Real Estate Investment Trusts .......................................       0.1%
                                                                          -----
                                                                          100.0%
                                                                          =====

THE GABELLI EQUITY TRUST INC. (THE "EQUITY TRUST") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE EQUITY TRUST AT 800-GABELLI (800-422-3554). THE EQUITY TRUST'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC.
INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Equity Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Equity Trust's proxy voting policies, procedures, and how the Equity Trust voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and
(iii)  by  visiting  the  Securities  and  Exchange   Commission's   website  at
www.sec.gov.

--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                            AND YOUR PERSONAL PRIVACY
WHO ARE WE?

The Gabelli Equity Trust Inc. (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o     INFORMATION   ABOUT  YOUR   TRANSACTIONS   WITH  US.  This  would  include
      information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         QUARTER ENDED DECEMBER 31, 2005
                                  (UNAUDITED)

                                                                    OWNERSHIP AT
                                                                    DECEMBER 31,
                                                       SHARES           2005
                                                     ---------      ------------
NET PURCHASES
COMMON STOCKS
Albertson's Inc. ...........................            40,000         300,000
Ameriprise Financial Inc. (a) ..............           110,000         110,000
Anheuser-Busch Companies Inc. ..............            12,000          20,000
ARIAKE JAPAN Co. Ltd. ......................            27,000          27,000
AT&T Inc. (b)(c) ...........................           480,000         480,000
Avon Products Inc. .........................            10,000          60,000
Bristol-Myers Squibb Co. ...................             5,000         140,000
Burlington Resources Inc. ..................           110,000         385,000
Cablevision Systems Corp., Cl. A ...........           110,000       1,610,000
Cadbury Schweppes plc, ADR .................            20,000          60,000
Campbell Soup Co. ..........................            10,000         100,000
Canon Inc. .................................            15,000          15,000
CCE Spinco Inc. (d) ........................               125             125
Chestnut Hill Ventures (e) .................             2,003           2,003
Chiron Corp. ...............................           380,000         380,000
Citigroup Inc. .............................            65,000         110,000
Clear Channel Communications Inc. ..........             1,000           1,000
Clear Channel Outdoor Holdings Inc.,
  Cl. A ....................................            15,000          15,000
Coca-Cola Co. ..............................            15,000          75,000
Coca-Cola Enterprises Inc. .................            15,000          20,000
Cooper Industries Ltd., Cl. A ..............            40,000         200,000
Costco Wholesale Corp. .....................             5,000          25,000
Crane Co. ..................................            20,000         270,000
Credit Suisse Group ........................             3,000          22,000
Dana Corp. .................................            10,000         400,000
Dave & Buster's Inc. .......................             2,000           2,000
Dow Jones & Co Inc. ........................            32,000          50,000
Dreyer's Grand Ice Cream Holdings Inc.,
  Cl. A ....................................            95,300         345,300
El Paso Corp. ..............................            60,000         270,000
Energizer Holdings Inc. ....................            85,000         115,000
Fairchild Corp., Cl. A .....................            70,400         200,000
Fedders Corp. ..............................            10,000          80,000
Genuine Parts Co. ..........................            50,000         350,000
GrafTech International Ltd. ................            10,000          80,000
Groupe Danone ..............................           160,000         200,000
Groupe Danone, ADR .........................             5,000           5,000
GTECH Holdings Corp. .......................             3,000          19,000
Guidant Corp. ..............................            65,000          65,000
Heinz (H.J.) Co. ...........................            10,000         140,000
Hercules Inc. ..............................            80,000         200,000
Hershey Foods Corp. ........................             3,000          28,000
Hisamitsu Pharmaceutical Co. Inc. ..........            16,000          16,000
IDX Systems Corp. ..........................            26,200          26,200
Ivanhoe Mines Ltd. .........................            20,000          75,000
Johnson Controls Inc. ......................            20,000         140,000
La Quinta Corp. ............................           450,000         450,000
Las Vegas Sands Corp. ......................             1,000           6,000
Lenox Group Inc. ...........................            50,000          50,000
Lin TV Corp., Cl. A ........................            20,000          70,000
MCI Inc. ...................................           100,000         100,000
New York Times Co., Cl. A ..................             5,000          85,000
Newmont Mining Corp Holding Co. ............             5,000         130,000
Nextel Partners Inc., Cl. A ................           300,000         300,000
NIWS Co. Ltd. ..............................               650             650
Novelis Inc. ...............................            70,000         110,000
O2 plc .....................................           590,000       3,350,000
Oceaneering International Inc. .............             5,000           5,000
Park-Ohio Holdings Corp. ...................             3,000         101,000
PetroChina Co. Ltd., ADR ...................             1,000           2,000

                                                                    OWNERSHIP AT
                                                                    DECEMBER 31,
                                                       SHARES           2005
                                                     ---------      ------------

Pfizer Inc. ................................            27,000         310,000
Placer Dome Inc. ...........................            70,000         120,000
Procter & Gamble Co. (f) ...................            89,750         269,750
Prosperity REIT ............................             2,187           2,187
Rayonier Inc. (g) ..........................             8,328          24,984
Reckitt Benckiser plc ......................            10,000          60,000
Reebok International Ltd. ..................            20,000          20,000
Renal Care Group Inc. ......................             5,000          40,000
Rolls-Royce Group plc, Cl. B (h) ...........         2,672,000       2,672,000
Scientific-Atlanta Inc. ....................           256,000         300,000
Shizuoka Bank Ltd. .........................            80,000          80,000
Siebel Systems Inc. ........................         2,500,000       2,500,000
Skyline Corp. ..............................               900          20,900
Southern Energy Homes Inc. .................             3,600           4,600
Standard Motor Products Inc. ...............             5,000         165,000
Straumann Holding AG .......................             1,000           5,250
TDC A/S ....................................           300,000         300,000
Thomas & Betts Corp. .......................             8,000         308,000
Tokai Carbon Co. Ltd. ......................           190,000         190,000
Tribune Co. ................................            14,200         315,000
TXU Corp. (i) ..............................            41,000          95,000
Viacom Inc., Cl. A .........................             3,000         845,000
Viacom Inc., Cl. A W/I .....................            35,000          35,000
Westar Energy Inc. .........................            20,000         275,000
Xstrata plc ................................             5,000          50,000
Yahoo! Inc. ................................            10,000          90,000

RIGHTS
Central Europe and Russia Fund Inc.
  Rights, expire 01/20/06 (j) ..............            74,200          74,200

NET SALES
COMMON STOCKS
Agere Systems Inc. .........................            (2,000)         48,000
Altadis Sa .................................           (15,000)         45,000
America Movil SA de CV,
  Cl. L, ADR ...............................            (2,000)        232,000
AMETEK Inc. ................................           (15,000)        190,000
Archer-Daniels-Midland Co. .................           (40,000)        960,000
AT&T Corp. (b) .............................          (585,000)             --
ATX Communications Inc. ....................           (90,540)             --
Boeing Co. .................................            (5,000)        105,000
Cendant Corp. ..............................           (10,000)        130,000
Central Europe and Russia Fund Inc. ........              (800)         74,200
Cincinnati Bell Inc. .......................           (70,000)        860,000
CMS Energy Corp. ...........................            (1,200)         90,000
Coldwater Creek Inc. .......................            (5,000)         35,000
Comcast Corp., Cl. A .......................           (10,000)        320,000
ConocoPhillips .............................          (159,000)         45,000
Corning Inc. ...............................           (10,000)        505,000
Curtiss-Wright Corp. .......................            (2,000)        198,000
Deere & Co. ................................           (60,000)        260,000
Department 56 Inc. .........................           (50,000)             --
Expedia Inc. ...............................          (110,000)             --
Fomento Economico Mexicano
  SA de CV, ADR ............................              (641)         35,000
Fuller (H.B.) Co. ..........................            (4,000)         35,000
GC Companies Inc. (e) ......................           (50,000)             --
General Mills Inc. .........................           (10,000)        165,000
Gillette Co. (f) ...........................          (110,000)             --
Grupo Televisa SA, ADR .....................            (3,000)        170,000
Hilton Group plc ...........................          (200,000)      2,675,000
Hilton Hotels Corp. ........................           (50,000)        550,000

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                         QUARTER ENDED DECEMBER 31, 2005
                                   (UNAUDITED)

                                                                    OWNERSHIP AT
                                                                    DECEMBER 31,
                                                         SHARES         2005
                                                       ----------   ------------
NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
Honeywell International Inc. ..................          (10,000)      405,500
IDEX Corp. ....................................          (18,000)      232,000
Irish Life & Permanent plc, Dublin ............          (10,000)       65,000
IVAX Corp. ....................................          (10,000)           --
Janus Capital Group Inc. ......................         (140,000)       60,000
KDDI Corp. ....................................              (80)          153
Kellogg Co. ...................................          (15,000)      145,000
Kerzner International Ltd. ....................             (200)       10,000
Lamson & Sessions Co. .........................         (240,000)      150,000
Leucadia National Corp. .......................           (8,000)       70,000
Lockheed Martin Corp. .........................          (10,000)       20,000
Loral Space & Communications
  Ltd. ........................................          (50,000)           --
Mattel Inc. ...................................          (40,000)       20,000
Maytag Corp. ..................................          (10,000)       65,000
MBNA Corp. ....................................          (40,000)       60,000
Mediaset SpA ..................................          (10,000)      155,000
National Presto Industries Inc. ...............           (6,000)       29,000
Neiman Marcus Group Inc., Cl. B (k) ...........         (320,000)           --
Northrop Grumman Corp. ........................          (45,000)      135,000
Paxson Communications Corp. ...................          (10,000)      100,000
PRIMEDIA Inc. .................................           (5,000)      395,000
Qwest Communications
  International Inc. ..........................          (60,000)      940,000
Rogers Communications Inc., Cl. B,
  New York ....................................           (5,000)      402,845
Rollins Inc. ..................................           (5,000)      835,000
Sanofi-Aventis ................................           (2,000)       24,808
SBC Communications Inc. (c) ...................         (130,000)           --
Six Flags Inc. ................................          (63,500)       90,000
Spinnaker Exploration Co. (l) .................          (75,000)           --
St. Joe. Co. ..................................           (1,000)      166,000
Telecom Argentina Stet France
  Telecom SA, ADR .............................           (2,000)       48,000
Telecom Italia SpA ............................         (300,000)    1,488,075
Telefonica Moviles SA .........................          (90,000)           --
Telefonica SA, BDR ............................          (18,298)           --
TELUS Corp. ...................................           (2,500)           --
TELUS Corp., ADR ..............................          (12,500)       35,000
Tootsie Roll Industries Inc. ..................             (270)      112,000
TRW Automotive Holdings Corp. .................          (30,000)           --
Vivendi Universal SA ..........................          (10,000)       33,900
VNU NV ........................................           (4,000)           --
Vodafone Group plc ............................         (200,000)      353,888
Waste Management Inc. .........................          (10,000)      490,000
Young Broadcasting Inc., Cl. A ................          (30,000)      100,000

                                                                    OWNERSHIP AT
                                                                    DECEMBER 31,
                                                         SHARES         2005
                                                       ----------   ------------
PUT OPTION
SPDR Trust Series 1, Oct. 05/120 ..............           (1,000)           --

                                                      PRINCIPAL
                                                        AMOUNT
                                                      ---------
U.S. TREASURY NOTES
U.S. Treasury Note,
  5.750%, 11/15/05 ............................      $(1,000,000)           --

----------
(a) Spin-off -- 0.20000 share of Ameriprise Financial Inc. for every 1 share of American Express Co.

(b)   Merger -- 0.77942 share of AT&T Inc. for every 1 share of AT&T Corp.

(c)   Merger -- 1 share of AT&T Inc. for every 1 share of SBC Communications
      Inc.

(d) Spin-off -- 0.12500 share of CCE Spinco Inc. for every 1 share of Clear Channel Communications Inc.

(e) Merger -- 0.04005 share of Chestnut Hill Ventures for every 1 share of GC Companies

(f) Merger -- 0.97500 share of Procter & Gamble Co. for every 1 share of Gillette Co.

(g)   3 for 2 stock split

(h) Spin-off -- 33.40000 shares of Rolls-Royce Group plc, Cl. B for every 1 share of Rolls-Royce Group plc

(i)   2 for 1 stock split

(j)   Rights Issue -- 1 right for every 1 share of Central Europe and Russia
      Fund

(k)   Cash Merger -- $100.00 for every 1 share

(l)   Cash Merger -- $65.50 for every 1 share

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                                                           MARKET
 SHARES                                                                  COST              VALUE
---------                                                            ------------      ------------
           COMMON STOCKS -- 93.0%
           FOOD AND BEVERAGE -- 9.2%
   85,000  Ajinomoto Co. Inc. ...................................    $    998,444      $    869,928
   20,000  Anheuser-Busch
             Companies Inc. .....................................         895,534           859,200
   27,000  ARIAKE JAPAN Co. Ltd. ................................         615,859           665,070
   83,000  Cadbury Schweppes plc ................................         855,208           784,689
   60,000  Cadbury Schweppes plc,
             ADR ................................................       1,902,198         2,297,400
  100,000  Campbell Soup Co. ....................................       2,678,697         2,977,000
   75,000  Coca-Cola Co. ........................................       3,393,098         3,023,250
   20,000  Coca-Cola Enterprises Inc. ...........................         376,515           383,400
   40,000  Coca-Cola Hellenic
             Bottling Co. SA ....................................         519,295         1,178,212
  100,000  Corn Products
             International Inc. .................................       1,385,122         2,389,000
   60,000  Del Monte Foods Co.+ .................................         564,374           625,800
   10,108  Denny's Corp.+ .......................................          14,358            40,735
  100,000  Diageo plc ...........................................       1,467,580         1,449,512
  224,000  Diageo plc, ADR ......................................       9,660,541        13,059,200
  345,300  Dreyer's Grand Ice Cream
             Holdings Inc., Cl. A ...............................      27,702,259        28,618,464
   90,000  Flowers Foods Inc. ...................................       1,011,842         2,480,400
   35,000  Fomento Economico Mexicano
             SA de CV, ADR ......................................       1,378,845         2,537,850
  165,000  General Mills Inc. ...................................       7,893,483         8,137,800
  200,000  Groupe Danone ........................................      19,701,934        20,895,734
    5,000  Groupe Danone, ADR ...................................         100,250           105,200
  500,000  Grupo Bimbo SA de CV, Cl. A ..........................       1,052,379         1,739,948
   20,000  Hain Celestial Group Inc.+ ...........................         267,663           423,200
  140,000  Heinz (H.J.) Co. .....................................       5,026,298         4,720,800
   28,000  Hershey Co. ..........................................       1,006,700         1,547,000
  145,000  Kellogg Co. ..........................................       5,202,398         6,266,900
   75,000  Kerry Group plc, Cl. A ...............................         860,877         1,653,502
   12,100  LVMH Moet Hennessy
             Louis Vuitton SA ...................................         419,053         1,075,100
    2,500  Nestle SA ............................................         513,610           747,689
  480,000  PepsiAmericas Inc. ...................................       8,563,021        11,164,800
  350,000  PepsiCo Inc. .........................................      16,929,287        20,678,000
    6,750  Pernod-Ricard SA .....................................         470,174         1,177,916
   68,200  Ralcorp Holdings Inc.+ ...............................       1,308,415         2,721,862
   90,000  Sara Lee Corp. .......................................       1,671,270         1,701,000
    2,000  Smucker (J.M.) Co. ...................................          52,993            88,000
  112,000  Tootsie Roll Industries Inc. .........................       1,562,923         3,240,160
  170,000  Wrigley (Wm.) Jr. Co. ................................      10,436,095        11,303,300
                                                                     ------------      ------------
                                                                      138,458,592       163,627,021
                                                                     ------------      ------------
           FINANCIAL SERVICES -- 7.9%
    7,000  Allianz AG ...........................................         866,497         1,060,272
    5,000  Allstate Corp. .......................................         209,064           270,350
  550,000  American Express Co. .................................      26,001,250        28,303,000
  110,000  Ameriprise Financial Inc. ............................       2,680,598         4,510,000
   32,000  Argonaut Group Inc.+ .................................         822,496         1,048,640
   95,000  Aviva plc ............................................       1,163,351         1,152,297
   90,000  Banco Santander Central
              Hispano SA, ADR ...................................         322,130         1,187,100
  100,000  Bank of Ireland ......................................         584,533         1,575,763
   75,000  Bank of New York Co. Inc. ............................       2,749,625         2,388,750
  275,000  Bankgesellschaft Berlin AG+ ..........................       5,495,399           966,946
      260  Berkshire Hathaway
             Inc., Cl. A+ .......................................       1,074,049        23,041,200
    7,500  Calamos Asset Management
             Inc., Cl. A ........................................         135,000           235,875
  110,000  Citigroup Inc. .......................................       5,299,542         5,338,300
  185,000  Commerzbank AG, ADR ..................................       3,747,342         5,721,643

                                                                                           MARKET
 SHARES                                                                  COST              VALUE
---------                                                            ------------      ------------
   22,000  Credit Suisse Group ..................................    $    986,436      $  1,121,723
  152,000  Deutsche Bank AG .....................................      13,322,073        14,724,240
   20,000  Dun and Bradstreet Corp.+ ............................         424,266         1,339,200
   20,000  H&R Block Inc. .......................................         329,930           491,000
   65,000  Irish Life & Permanent plc ...........................         506,648         1,328,211
   60,000  Janus Capital Group Inc. .............................         851,922         1,117,800
   55,000  JPMorgan Chase & Co. .................................       1,360,152         2,182,950
   70,000  Leucadia National Corp. ..............................       1,736,656         3,322,200
   60,000  MBNA Corp. ...........................................       1,551,501         1,629,000
  100,000  Mellon Financial Corp. ...............................       3,140,094         3,425,000
  189,000  Midland Co. ..........................................       1,386,764         6,811,560
   60,000  Moody's Corp. ........................................       3,014,407         3,685,200
  128,750  Nikko Cordial Corp. ..................................       1,725,292         2,039,301
  145,000  Phoenix Companies Inc. ...............................       2,094,171         1,977,800
    2,500  Prudential Financial Inc. ............................          68,750           182,975
   45,000  Schwab (Charles) Corp. ...............................         657,563           660,150
   80,000  Shizuoka Bank Ltd. ...................................         791,848           801,798
    3,000  St. Paul Travelers
             Companies Inc. .....................................         113,277           134,010
   50,000  Standard Chartered plc ...............................         954,007         1,114,017
   80,000  State Street Corp. ...................................       4,001,480         4,435,200
   20,000  SunTrust Banks Inc. ..................................         419,333         1,455,200
   78,500  T. Rowe Price Group Inc. .............................       4,816,620         5,654,355
   20,000  UBS AG ...............................................       1,875,967         1,904,037
   70,000  Waddell & Reed Financial
             Inc., Cl. A ........................................       1,439,547         1,467,900
   53,000  Westpac Banking Corp. ................................         833,192           883,935
                                                                     ------------      ------------
                                                                       99,552,772       140,688,898
                                                                     ------------      ------------
           TELECOMMUNICATIONS -- 7.4%
    5,000  ALLTEL Corp. .........................................         111,101           315,500
  480,000  AT&T Inc. ............................................      13,847,443        11,755,200
  265,000  BCE Inc. .............................................       6,947,469         6,346,750
   30,000  Brasil Telecom Participacoes
             SA, ADR ............................................       1,743,257         1,120,500
1,760,000  BT Group plc .........................................       7,277,785         6,745,005
4,440,836  Cable & Wireless
             Jamaica Ltd.+ ......................................         101,639           101,954
  860,000  Cincinnati Bell Inc.+ ................................       6,295,609         3,018,600
   80,000  Citizens Communications Co. ..........................         960,550           978,400
  170,000  Commonwealth Telephone
             Enterprises Inc. ...................................       6,485,526         5,740,900
  110,000  Compania de
             Telecomunicaciones de
             Chile SA, ADR ......................................       1,634,847           968,000
  170,000  Deutsche Telekom AG, ADR .............................       2,827,195         2,827,100
   15,000  Embratel Participacoes
             SA, ADR+ ...........................................         266,400           221,250
    5,000  France Telecom SA, ADR ...............................         146,305           124,200
      153  KDDI Corp. ...........................................         581,471           882,181
  100,000  KPN NV ...............................................         232,728         1,002,758
  100,000  MCI Inc. .............................................       2,552,990         1,973,000
  940,000  Qwest Communications
             International Inc.+ ................................       3,014,598         5,311,000
  532,387  Sprint Nextel Corp. ..................................      16,576,895        12,436,560
  300,000  TDC A/S ..............................................      17,773,903        17,970,486
  186,554  Tele Norte Leste Participacoes
             SA, ADR ............................................       2,477,755         3,343,048
   48,000  Telecom Argentina SA,
             Cl. B, ADR+ ........................................         369,540           618,720
1,488,075  Telecom Italia SpA ...................................       6,089,193         4,333,840
  254,800  Telefonica SA, ADR ...................................      12,826,593        11,471,096
   64,000  Telefonos de Mexico
             SA de CV, Cl. L, ADR ...............................         482,044         1,579,520
  310,000  Telephone & Data Systems Inc. ........................      14,444,104        11,169,300

                           See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2005

                                                                                           MARKET
 SHARES                                                                  COST              VALUE
---------                                                            ------------      ------------
           COMMON STOCKS (CONTINUED)
           TELECOMMUNICATIONS (CONTINUED)
  390,000  Telephone & Data Systems
             Inc., Special ......................................    $ 16,299,155      $ 13,497,900
   35,000  TELUS Corp., ADR .....................................         641,907         1,433,977
  140,060  Verizon Communications Inc. ..........................       5,505,166         4,218,607
                                                                     ------------      ------------
                                                                      148,513,168       131,505,352
                                                                     ------------      ------------
           ENERGY AND UTILITIES -- 7.4%
   70,000  AES Corp.+ ...........................................         397,267         1,108,100
   10,000  AGL Resources Inc. ...................................         174,924           348,100
  120,000  Allegheny Energy Inc.+ ...............................       1,557,788         3,798,000
   70,000  Apache Corp. .........................................       2,728,670         4,796,400
  247,000  BP plc, ADR ..........................................      15,155,797        15,862,340
  385,000  Burlington Resources Inc. ............................      23,958,559        33,187,000
  115,000  CH Energy Group Inc. .................................       4,749,282         5,278,500
   40,000  Cinergy Corp. ........................................       1,456,054         1,698,400
   90,000  CMS Energy Corp.+ ....................................         576,290         1,305,900
   45,000  ConocoPhillips .......................................       2,460,039         2,618,100
    8,000  Constellation Energy Group ...........................         449,608           460,800
   30,000  DPL Inc. .............................................         624,493           780,300
   14,000  DTE Energy Co. .......................................         619,459           604,660
  250,000  Duke Energy Corp. ....................................       5,835,450         6,862,500
  110,000  Duquesne Light Holdings Inc. .........................       1,845,274         1,795,200
  270,000  El Paso Corp. ........................................       3,253,601         3,283,200
  370,000  El Paso Electric Co.+ ................................       5,253,285         7,784,800
   50,000  Energy East Corp. ....................................       1,065,733         1,140,000
   80,000  Eni SpA ..............................................       2,246,480         2,219,092
   80,000  Exxon Mobil Corp. ....................................       2,750,108         4,493,600
   20,000  FPL Group Inc. .......................................         556,256           831,200
   70,000  Halliburton Co. ......................................       1,726,011         4,337,200
   19,999  Kerr-McGee Corp. .....................................       1,111,848         1,817,109
   10,000  Marathon Oil Corp. ...................................         242,414           609,700
  140,000  Mirant Corp.+ ........................................          62,690           184,800
   10,000  NiSource Inc. ........................................         215,500           208,600
  300,000  Northeast Utilities ..................................       5,838,917         5,907,000
    5,000  Oceaneering International
             Inc.+ ..............................................         262,281           248,900
    2,000  PetroChina Co. Ltd., ADR .............................         137,965           163,920
   23,000  Petroleo Brasileiro SA, ADR ..........................       1,618,258         1,639,210
  100,000  Progress Energy Inc., CVO+ ...........................          52,000             7,250
   30,000  Saipem SpA ...........................................         518,818           492,263
   30,000  SJW Corp. ............................................         883,106         1,365,000
   20,000  Southwest Gas Corp. ..................................         451,132           528,000
    8,657  Total SA .............................................       2,218,733         2,174,832
   95,000  TXU Corp. ............................................       1,113,511         4,768,050
      200  Vectren Corp. ........................................           5,810             5,432
  275,000  Westar Energy Inc. ...................................       4,758,248         5,912,500
                                                                     ------------      ------------
                                                                       98,931,659       130,625,958
                                                                     ------------      ------------
           ENTERTAINMENT -- 6.3%
  160,000  Canal Plus, ADR+ .....................................          34,010           296,000
      125  CCE Spinco Inc.+ .....................................           1,296             1,638
    2,003  Chestnut Hill Ventures+ (a) ..........................          54,500            43,001
    2,000  Dave & Buster's Inc.+ ................................          35,000            35,220
  220,000  Discovery Holding Co., Cl. A+ ........................       3,185,692         3,333,000
    1,600  DreamWorks Animation SKG
             Inc., Cl. A+ .......................................          39,461            39,296
  110,000  EMI Group plc ........................................         292,543           458,941
   80,000  EMI Group plc, ADR ...................................         947,487           666,096
  650,000  Gemstar-TV Guide
             International Inc.+ ................................       3,842,787         1,696,500
  170,000  Grupo Televisa SA, ADR ...............................       6,392,675        13,685,000
2,200,000  Liberty Media Corp., Cl. A+ ..........................      19,569,251        17,314,000
   17,500  Oriental Land Co. Ltd. ...............................       1,043,187           954,127
  160,000  Publishing & Broadcasting Ltd. .......................         893,720         1,933,038

                                                                                           MARKET
 SHARES                                                                  COST              VALUE
---------                                                            ------------      ------------
1,629,500  Rank Group plc .......................................    $  7,987,535      $  8,571,814
   12,000  Regal Entertainment
             Group, Cl. A .......................................         165,788           228,240
   90,000  Six Flags Inc.+ ......................................         430,475           693,900
  260,000  The Walt Disney Co. ..................................       5,453,387         6,232,200
  810,000  Time Warner Inc. .....................................      17,932,501        14,126,400
  845,000  Viacom Inc., Cl. A ...................................      34,792,427        27,682,200
   35,000  Viacom Inc., Cl. A W/I ...............................       1,502,548         1,400,000
   33,900  Vivendi Universal SA .................................       1,750,629         1,061,946
  330,000  Vivendi Universal SA, ADR ............................       8,718,814        10,371,900
                                                                     ------------      ------------
                                                                      115,065,713       110,824,457
                                                                     ------------      ------------
           DIVERSIFIED INDUSTRIAL -- 5.4%
  170,000  Acuity Brands Inc. ...................................       5,161,361         5,406,000
  195,000  Ampco-Pittsburgh Corp. ...............................       2,627,873         2,829,450
   25,000  Bouygues SA ..........................................       1,244,322         1,222,371
  200,000  Cooper Industries Ltd., Cl. A ........................      11,224,646        14,600,000
  270,000  Crane Co. ............................................       6,053,955         9,522,900
  100,500  CRH plc ..............................................       1,259,458         2,956,687
  110,000  GATX Corp. ...........................................       2,036,677         3,968,800
  233,000  Greif Inc., Cl. A ....................................       4,735,561        15,443,240
    5,000  Greif Inc., Cl. B ....................................         135,354           315,050
  405,500  Honeywell International Inc. .........................      13,533,476        15,104,875
  130,000  ITT Industries Inc. ..................................       6,774,340        13,366,600
  150,000  Lamson & Sessions Co.+ ...............................         875,984         3,753,000
  101,000  Park-Ohio Holdings Corp.+ ............................       1,073,670         1,424,100
    4,000  Sulzer AG ............................................         850,053         2,118,641
   30,000  Technip SA ...........................................         721,269         1,804,255
   50,000  Trinity Industries Inc. ..............................         945,000         2,203,500
                                                                     ------------      ------------
                                                                       59,252,999        96,039,469
                                                                     ------------      ------------
           PUBLISHING -- 5.1%
   50,000  Dow Jones & Co. Inc. .................................       2,060,493         1,774,500
  348,266  Independent News &
             Media plc ..........................................         663,968         1,047,268
   20,000  Knight-Ridder Inc. ...................................       1,345,264         1,266,000
    5,000  McClatchy Co., Cl. A .................................         240,250           295,500
  200,000  McGraw-Hill Companies Inc. ...........................       7,669,017        10,326,000
  330,000  Media General Inc., Cl. A ............................      19,747,873        16,731,000
  124,000  Meredith Corp. .......................................       5,106,014         6,490,160
   85,000  New York Times Co., Cl. A ............................       3,781,383         2,248,250
1,744,800  News Corp., Cl. A ....................................      23,233,744        27,131,640
   20,000  News Corp., Cl. B ....................................         186,274           332,200
  200,000  Penton Media Inc.+ ...................................         439,128           110,000
  395,000  PRIMEDIA Inc.+ .......................................       1,799,175           635,950
  175,000  Reader's Digest Association
             Inc ................................................       3,181,221         2,663,500
  261,319  SCMP Group Ltd. ......................................         191,790            96,895
  150,000  Scripps (E.W.) Co., Cl. A ............................       5,032,324         7,203,000
   66,585  Seat Pagine Gialle SpA+ ..............................         177,139            31,098
   80,000  Thomas Nelson Inc. ...................................         951,267         1,972,000
  315,000  Tribune Co. ..........................................      14,024,758         9,531,900
                                                                     ------------      ------------
                                                                       89,831,082        89,886,861
                                                                     ------------      ------------
           HEALTH CARE -- 4.7%
   10,000  Abbott Laboratories ..................................         398,848           394,300
   52,000  Amgen Inc.+ ..........................................       3,039,863         4,100,720
   19,146  AstraZeneca plc ......................................         949,527           936,273
   27,000  Biogen Idec Inc.+ ....................................         163,601         1,223,910
  140,000  Bristol-Myers Squibb Co. .............................       3,619,758         3,217,200
  380,000  Chiron Corp.+ ........................................      17,033,462        16,894,800
   65,036  GlaxoSmithKline plc ..................................       1,653,252         1,643,719
    4,000  GlaxoSmithKline plc, ADR .............................         216,096           201,920
   65,000  Guidant Corp. ........................................       4,368,458         4,208,750
   30,000  Henry Schein Inc.+ ...................................         764,324         1,309,200
   16,000  Hisamitsu Pharmaceutical
             Co. Inc. ...........................................         389,332           402,934

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                                           MARKET
 SHARES                                                                  COST              VALUE
---------                                                            ------------      ------------
           COMMON STOCKS (CONTINUED)
           HEALTH CARE (CONTINUED)
   10,000  Hospira Inc.+ ........................................    $    342,400      $    427,800
   26,200  IDX Systems Corp.+ ...................................       1,132,031         1,150,704
   15,000  INAMED Corp.+ ........................................         655,449         1,315,200
   40,000  Invitrogen Corp.+ ....................................       2,065,234         2,665,600
  100,000  Merck & Co. Inc. .....................................       3,922,616         3,181,000
    2,000  Nobel Biocare Holding AG .............................         286,712           439,861
   41,000  Novartis AG ..........................................       2,183,149         2,154,446
  105,000  Novartis AG, ADR .....................................       4,622,998         5,510,400
  310,000  Pfizer Inc. ..........................................       8,792,241         7,229,200
   40,000  Renal Care Group Inc.+ ...............................       1,848,649         1,892,400
   18,100  Roche Holding AG .....................................       2,855,531         2,717,652
   24,808  Sanofi-Aventis .......................................       2,223,765         2,173,384
  100,000  Schering-Plough Corp. ................................       1,917,839         2,085,000
   80,000  Smith & Nephew plc ...................................         752,722           737,057
    5,250  Straumann Holding AG .................................       1,087,318         1,216,563
   60,000  Sybron Dental Specialties
              Inc.+ .............................................       1,230,090         2,388,600
   10,000  Synthes Inc. .........................................         677,094         1,123,245
   23,000  Takeda Pharmaceutical
              Co. Ltd. ..........................................       1,140,219         1,244,245
   82,000  William Demant Holding A/S+ ..........................       3,730,842         4,534,592
  100,000  Wyeth ................................................       4,105,470         4,607,000
                                                                     ------------      ------------
                                                                       78,168,890        83,327,675
                                                                     ------------      ------------
           CABLE AND SATELLITE -- 4.4%
1,610,000  Cablevision Systems Corp.,
              Cl. A+ ............................................      35,851,186        37,786,700
  320,000  Comcast Corp., Cl. A+ ................................      10,708,770         8,307,200
   85,000  Comcast Corp., Cl. A,
              Special+ ..........................................         756,584         2,183,650
  153,444  DIRECTV Group Inc.+ ..................................       2,214,257         2,166,629
   55,000  EchoStar Communications
              Corp., Cl. A+ .....................................       1,722,522         1,494,350
  156,770  Liberty Global Inc., Cl. A+ ..........................       2,194,421         3,527,325
  156,770  Liberty Global Inc., Cl. C+ ..........................       2,108,365         3,323,524
  402,845  Rogers Communications Inc.,
              Cl. B, New York ...................................       5,014,079        17,024,230
    9,655  Rogers Communications Inc.,
              Cl. B, Toronto ....................................         137,424           408,642
   80,000  Shaw Communications Inc.,
              Cl. B, New York ...................................         329,197         1,734,400
   20,000  Shaw Communications Inc.,
              Cl. B, Toronto ....................................          52,983           434,083
                                                                     ------------      ------------
                                                                       61,089,788        78,390,733
                                                                     ------------      ------------
           CONSUMER PRODUCTS -- 4.2%
   45,000  Altadis SA ...........................................       1,893,854         2,041,507
   60,000  Avon Products Inc. ...................................       1,744,667         1,713,000
   43,000  Christian Dior SA ....................................       1,633,717         3,823,150
   15,000  Church & Dwight Co. Inc. .............................          99,536           495,450
   33,000  Clorox Co. ...........................................       1,832,427         1,877,370
   10,000  Colgate-Palmolive Co. ................................         513,338           548,500
   90,000  Compagnie Financiere
              Richemont AG, Cl. A ...............................       3,755,593         3,917,659
  115,000  Energizer Holdings Inc.+ .............................       4,952,999         5,725,850
   30,000  Fortune Brands Inc. ..................................       1,975,224         2,340,600
   30,000  Gallaher Group plc ...................................         460,656           452,919
  234,000  Gallaher Group plc, ADR ..............................      13,788,386        14,077,440
    2,000  Givaudan SA ..........................................         550,742         1,355,352
   42,000  Harley-Davidson Inc. .................................       1,951,169         2,162,580
   50,000  Lenox Group Inc.+ ....................................         524,317           662,000

                                                                                           MARKET
 SHARES                                                                  COST              VALUE
---------                                                            ------------      ------------
   15,000  Matsushita Electric Industrial
              Co. Ltd., ADR .....................................    $    178,325      $    290,700
   20,000  Mattel Inc. ..........................................         360,000           316,400
   65,000  Maytag Corp. .........................................       1,287,670         1,223,300
   29,000  National Presto Industries Inc. ......................       1,010,273         1,286,150
  269,750  Procter & Gamble Co. .................................      14,267,671        15,613,130
   60,000  Reckitt Benckiser plc ................................       1,849,650         1,982,003
   20,000  Reebok International Ltd. ............................       1,162,800         1,164,600
   10,000  Swatch Group AG, Cl. B ...............................         584,263         1,483,962
  890,000  Swedish Match AB .....................................       9,252,561        10,474,542
                                                                     ------------      ------------
                                                                       65,629,838        75,028,164
                                                                     ------------      ------------
           HOTELS AND GAMING -- 3.3%
  115,000  Aztar Corp.+ .........................................       1,531,188         3,494,850
  200,000  Gaylord Entertainment Co.+ ...........................       5,321,414         8,718,000
   55,000  Greek Organization of
              Football Prognostics SA ...........................         630,177         1,894,823
   19,000  GTECH Holdings Corp. .................................         162,999           603,060
    8,000  Harrah's Entertainment Inc. ..........................         528,453           570,320
2,675,000  Hilton Group plc .....................................      11,189,653        16,729,390
  550,000  Hilton Hotels Corp. ..................................       9,124,217        13,260,500
   10,000  Kerzner International Ltd.+ ..........................         506,373           687,500
  450,000  La Quinta Corp.+ .....................................       4,934,758         5,013,000
    6,000  Las Vegas Sands Corp.+ ...............................         221,279           236,820
  118,000  MGM Mirage+ ..........................................       3,549,795         4,327,060
   38,000  Starwood Hotels & Resorts
              Worldwide Inc. ....................................         875,103         2,426,680
                                                                     ------------      ------------
                                                                       38,575,409        57,962,003
                                                                     ------------      ------------
           AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.1%
   60,000  BorgWarner Inc. ......................................       1,396,719         3,637,800
  200,000  CLARCOR Inc. .........................................       1,597,860         5,942,000
  400,000  Dana Corp. ...........................................       5,910,524         2,872,000
  350,000  Genuine Parts Co. ....................................      12,868,192        15,372,000
  140,000  Johnson Controls Inc. ................................       7,103,829        10,207,400
  116,000  Midas Inc.+ ..........................................       1,508,953         2,129,760
  330,000  Modine Manufacturing Co. .............................       8,428,932        10,754,700
  182,774  Proliance International Inc.+ ........................       1,294,904           966,874
   80,500  Scheib (Earl) Inc.+ ..................................         637,613           301,875
  165,000  Standard Motor Products Inc. .........................       1,776,338         1,522,950
   30,000  Superior Industries
              International Inc. ................................         736,730           667,800
                                                                     ------------      ------------
                                                                       43,260,594        54,375,159
                                                                     ------------      ------------
           EQUIPMENT AND SUPPLIES -- 2.8%
  190,000  AMETEK Inc. ..........................................       4,767,657         8,082,600
    2,000  Amphenol Corp., Cl. A ................................          14,775            88,520
   94,000  CIRCOR International Inc. ............................         974,241         2,412,040
  213,000  Donaldson Co. Inc. ...................................       2,981,627         6,773,400
   80,000  Fedders Corp. ........................................         430,416           137,600
  115,000  Flowserve Corp.+ .....................................       2,167,080         4,549,400
   24,000  Franklin Electric Co. Inc. ...........................         258,462           948,960
  100,000  Gerber Scientific Inc.+ ..............................       1,060,700           957,000
   80,000  GrafTech International Ltd.+ .........................         909,836           497,600
  232,000  IDEX Corp. ...........................................       8,240,167         9,537,520
   40,000  Ingersoll-Rand Co.
              Ltd., Cl. A .......................................         855,378         1,614,800
  107,000  Lufkin Industries Inc. ...............................       1,036,848         5,336,090
    1,000  Manitowoc Co. Inc. ...................................          25,450            50,220
   11,000  Mueller Industries Inc. ..............................         485,034           301,620
    1,000  Sealed Air Corp.+ ....................................          17,404            56,170
  230,000  Watts Water Technologies
              Inc., Cl. A .......................................       3,450,965         6,966,700
  100,000  Weir Group plc .......................................         420,789           651,205
                                                                     ------------      ------------
                                                                       28,096,829        48,961,445
                                                                     ------------      ------------

               See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2005

                                                                                          MARKET
 SHARES                                                                 COST              VALUE
---------                                                           ------------      ------------
           COMMON STOCKS (CONTINUED)
           COMMUNICATIONS EQUIPMENT -- 2.3%
   48,000  Agere Systems Inc.+ ..................................   $    756,268       $    619,200
   45,000  Andrew Corp.+ ........................................        491,747            482,850
  505,000  Corning Inc.+ ........................................      4,463,528          9,928,300
  180,000  Lucent Technologies Inc.+ ............................        949,628            478,800
  110,000  Motorola Inc. ........................................      1,378,052          2,484,900
  150,000  Nortel Networks Corp.+ ...............................        818,085            459,000
  300,000  Scientific-Atlanta Inc. ..............................     11,272,055         12,921,000
  308,000  Thomas & Betts Corp.+ ................................      8,626,418         12,923,680
                                                                    ------------       ------------
                                                                      28,755,781         40,297,730
                                                                    ------------       ------------
           WIRELESS COMMUNICATIONS -- 2.2%
  232,000  America Movil SA de
              CV, Cl. L, ADR ....................................      2,525,138          6,788,320
  300,000  Nextel Partners Inc., Cl. A+ .........................      8,355,480          8,382,000
    1,500  NTT DoCoMo Inc. ......................................      3,553,937          2,289,397
3,350,000  O2 plc ...............................................     11,700,942         11,397,595
   24,787  Tele Centro Oeste Celular
             Participacoes SA, ADR ..............................         74,303            278,110
    1,920  Tele Leste Celular
             Participacoes SA, ADR+ .............................         51,357             27,168
    3,340  Tele Norte Celular
             Participacoes SA, ADR+ .............................         51,601             24,883
    8,350  Telemig Celular
             Participacoes SA, ADR ..............................        241,320            329,074
      270  Telesp Celular
             Participacoes SA+ ..................................            941                980
   90,217  Telesp Celular
             Participacoes SA, ADR ..............................      2,244,802            341,020
    5,845  Telesp Celular
             Participacoes SA, Pfd.+ ............................         89,789             22,122
   32,165  Tim Participacoes SA, ADR ............................        390,212            813,131
  100,000  United States Cellular Corp.+ ........................      4,333,517          4,940,000
  353,888  Vodafone Group plc ...................................        761,822            764,120
   90,000  Vodafone Group plc, ADR ..............................      2,140,731          1,932,300
                                                                    ------------       ------------
                                                                      36,515,892         38,330,220
                                                                    ------------       ------------
           AVIATION: PARTS AND SERVICES -- 2.0%
  198,000  Curtiss-Wright Corp. .................................      5,702,006         10,810,800
  200,000  Fairchild Corp., Cl. A+ ..............................      1,185,348            510,000
  220,000  GenCorp Inc.+ ........................................      2,822,545          3,905,000
  180,000  Precision Castparts Corp. ............................      9,256,216          9,325,800
   84,000  Sequa Corp., Cl. A+ ..................................      3,347,991          5,800,200
   74,600  Sequa Corp., Cl. B+ ..................................      3,852,673          5,184,700
                                                                    ------------       ------------
                                                                      26,166,779         35,536,500
                                                                    ------------       ------------
           COMPUTER SOFTWARE AND SERVICES -- 1.8%
   10,000  Check Point Software
             Technologies Ltd.+ .................................        169,874            201,000
      146  Computer Associates
             International Inc. .................................          4,526              4,116
      650  NIWS Co. Ltd. ........................................        803,310            887,353
2,500,000  Siebel Systems Inc. ..................................     26,110,337         26,450,000
   25,256  Telecom Italia Media SpA+ ............................         26,867             13,365
   90,000  Yahoo! Inc.+ .........................................      3,115,701          3,526,200
                                                                    ------------       ------------
                                                                      30,230,615         31,082,034
                                                                    ------------       ------------
           AGRICULTURE -- 1.3%
  960,000  Archer-Daniels-Midland Co. ...........................     18,911,934         23,673,600
    5,000  Delta & Pine Land Co. ................................         84,396            115,050
   10,000  Mosaic Co.+ ..........................................        139,585            146,300
                                                                    ------------       ------------
                                                                      19,135,915         23,934,950
                                                                    ------------       ------------
                                                                                          MARKET
 SHARES                                                                 COST               VALUE
---------                                                           ------------      ------------
           CONSUMER SERVICES -- 1.3%
  230,000  IAC/InterActiveCorp+ .................................   $  6,252,263       $  6,511,300
  835,000  Rollins Inc. .........................................     12,690,996         16,457,850
                                                                    ------------       ------------
                                                                      18,943,259         22,969,150
                                                                    ------------       ------------
           MACHINERY -- 1.1%
   20,000  Caterpillar Inc. .....................................        136,559          1,155,400
  260,000  Deere & Co. ..........................................     15,210,606         17,708,600
                                                                    ------------       ------------
                                                                      15,347,165         18,864,000
                                                                    ------------       ------------
           SPECIALTY CHEMICALS -- 1.0%
    5,400  Ciba Specialty
             Chemicals AG, ADR ..................................          4,285            174,420
   20,000  E.I. du Pont de Nemours
             and Co. ............................................        802,600            850,000
  325,000  Ferro Corp. ..........................................      6,928,725          6,097,000
   35,000  Fuller (H.B.) Co. ....................................        862,031          1,122,450
  200,000  Hercules Inc.+ .......................................      2,421,610          2,260,000
  232,300  Omnova Solutions Inc.+ ...............................      1,879,165          1,115,040
  300,000  Sensient Technologies Corp. ..........................      5,529,921          5,370,000
   10,000  Syngenta AG, ADR .....................................         16,177            249,100
  190,000  Tokai Carbon Co. Ltd. ................................        779,696            882,859
                                                                    ------------       ------------
                                                                      19,224,210         18,120,869
                                                                    ------------       ------------
           RETAIL -- 1.0%
  300,000  Albertson's Inc. .....................................      7,397,938          6,405,000
  230,000  AutoNation Inc.+ .....................................      3,028,848          4,997,900
   35,000  Coldwater Creek Inc.+ ................................        122,882          1,068,550
   25,000  Costco Wholesale Corp. ...............................      1,141,563          1,236,750
   38,000  Matsumotokiyoshi Co. Ltd. ............................      1,037,783          1,201,849
   30,000  Next plc .............................................        811,183            792,285
   44,800  Seven & I Holdings Co. Ltd.+ .........................      1,290,992          1,918,345
                                                                    ------------       ------------
                                                                      14,831,189         17,620,679
                                                                    ------------       ------------
           REAL ESTATE -- 1.0%
   70,000  Cheung Kong (Holdings) Ltd. ..........................        815,521            718,178
   98,000  Florida East Coast
             Industries Inc. ....................................      2,113,491          4,152,260
   55,000  Griffin Land &
             Nurseries Inc.+ ....................................        513,144          1,435,775
  166,000  St. Joe Co. ..........................................      9,480,874         11,158,520
                                                                    ------------       ------------
                                                                      12,923,030         17,464,733
                                                                    ------------       ------------
           AEROSPACE -- 1.0%
  105,000  Boeing Co. ...........................................      6,475,976          7,375,200
   20,000  Lockheed Martin Corp. ................................      1,158,328          1,272,600
  135,000  Northrop Grumman Corp. ...............................      7,203,572          8,114,850
   80,000  Rolls-Royce Group plc+ ...............................        502,486            588,407
2,672,000  Rolls-Royce Group plc, Cl. B .........................          2,712              4,712
                                                                    ------------       ------------
                                                                      15,343,074         17,355,769
                                                                    ------------       ------------
           ENVIRONMENTAL SERVICES -- 1.0%
   65,000  Republic Services Inc. ...............................        875,761          2,440,750
  490,000  Waste Management Inc. ................................     12,220,496         14,871,500
                                                                    ------------       ------------
                                                                      13,096,257         17,312,250
                                                                    ------------       ------------
           BROADCASTING -- 1.0%
    1,000  Clear Channel
             Communications Inc. ................................         31,114             31,450
    2,000  Cogeco Inc. ..........................................         39,014             41,292
   16,666  Corus Entertainment Inc., Cl. B ......................         62,035            447,313
  120,000  Gray Television Inc. .................................      1,204,736          1,178,400
   27,500  Gray Television Inc., Cl. A ..........................        370,755            248,875
  199,000  Liberty Corp. ........................................      8,500,125          9,315,190

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2005

                                                                                                MARKET
  SHARES                                                                      COST              VALUE
---------                                                               --------------      --------------
            COMMON STOCKS (CONTINUED)
            BROADCASTING (CONTINUED)
    70,000  Lin TV Corp., Cl. A+ .................................      $    1,187,659      $      779,800
   155,000  Mediaset SpA .........................................           1,664,123           1,642,357
    30,000  Modern Times Group, Cl. B+ ...........................             823,064           1,251,810
     7,800  Nippon Television
              Network Corp. ......................................           1,232,257           1,199,084
   100,000  Paxson Communications Corp.+ .........................             388,012              90,000
   100,000  Television Broadcasts Ltd. ...........................             396,239             531,363
   100,000  Young Broadcasting Inc.,
              Cl. A+ .............................................           1,331,124             260,000
                                                                        --------------      --------------
                                                                            17,230,257          17,016,934
                                                                        --------------      --------------
            METALS AND MINING -- 0.8%
    72,500  Harmony Gold
              Mining Co. Ltd.+ ...................................             347,738             972,778
    35,000  Harmony Gold
              Mining Co. Ltd., ADR+ ..............................             460,008             456,750
    75,000  Ivanhoe Mines Ltd.+ ..................................             560,208             539,250
   130,000  Newmont Mining Corp. .................................           3,820,955           6,942,000
   110,000  Novelis Inc. .........................................           2,381,034           2,297,900
   120,000  Placer Dome Inc. .....................................           2,078,538           2,751,600
    50,000  Xstrata plc ..........................................             948,090           1,169,932
                                                                        --------------      --------------
                                                                            10,596,571          15,130,210
                                                                        --------------      --------------
            ELECTRONICS -- 0.8%
    10,000  Advanced Micro Devices Inc.+ .........................             106,090             306,000
     3,000  Hitachi Ltd., ADR ....................................             218,796             202,200
     5,200  Keyence Corp. ........................................           1,092,186           1,479,289
    20,000  Molex Inc., Cl. A ....................................             519,697             491,800
     7,500  NEC Corp., ADR .......................................              43,625              46,425
     9,500  Rohm Co. Ltd. ........................................           1,408,684           1,033,493
    38,000  Royal Philips Electronics
              NV, ADR ............................................              52,354           1,181,800
   265,000  Texas Instruments Inc. ...............................           6,407,535           8,498,550
    17,000  Tokyo Electron Ltd. ..................................             917,536           1,068,131
                                                                        --------------      --------------
                                                                            10,766,503          14,307,688
                                                                        --------------      --------------
            AUTOMOTIVE -- 0.7%
   335,000  Navistar International Corp.+ ........................          12,403,039           9,587,700
    43,000  PACCAR Inc. ..........................................             431,444           2,976,890
                                                                        --------------      --------------
                                                                            12,834,483          12,564,590
                                                                        --------------      --------------
            BUSINESS SERVICES -- 0.6%
     7,050  Acco Brands Corp.+ ...................................             126,069             172,725
    60,000  ANC Rental Corp.+ ....................................             578,273                   6
    15,000  Canon Inc. ...........................................             865,859             877,602
   130,000  Cendant Corp. ........................................           2,545,119           2,242,500
     1,000  CheckFree Corp.+ .....................................               9,040              45,900
    15,000  Clear Channel Outdoor
              Holdings Inc., Cl. A+ ..............................             289,301             300,750
   186,554  Contax Participacoes SA, ADR .........................              76,632             224,462
   212,500  Group 4 Securicor plc ................................                   0             588,622
    95,000  Landauer Inc. ........................................           2,518,125           4,378,550
    72,500  Nashua Corp.+ ........................................             656,627             508,950
    25,000  Secom Co. Ltd. .......................................           1,095,891           1,307,924
                                                                        --------------      --------------
                                                                             8,760,936          10,647,991
                                                                        --------------      --------------
            MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.3%
    70,000  Champion Enterprises Inc.+ ...........................             659,503             953,400
    50,000  Fleetwood Enterprises Inc.+ ..........................             602,670             617,500
    32,222  Huttig Building Products Inc.+ .......................              81,163             270,665
    13,000  Martin Marietta Materials Inc. .......................             274,588             997,360
    10,000  Nobility Homes Inc. ..................................             195,123             270,200
    80,000  Sekisui House Ltd. ...................................             846,007           1,006,656

                                                                                                 MARKET
  SHARES                                                                      COST               VALUE
---------                                                               --------------      --------------
    20,900  Skyline Corp. ........................................      $      840,086      $      760,760
     4,600  Southern Energy Homes Inc.+ ..........................              24,312              26,450
                                                                        --------------      --------------
                                                                             3,523,452           4,902,991
                                                                        --------------      --------------
            CLOSED-END FUNDS -- 0.3%
    74,200  Central Europe and
              Russia Fund Inc. ...................................           1,086,502           3,150,532
    70,000  New Germany Fund Inc. ................................             754,518             713,300
    31,500  Royce Value Trust Inc. ...............................             388,298             632,520
                                                                        --------------      --------------
                                                                             2,229,318           4,496,352
                                                                        --------------      --------------
            PAPER AND FOREST PRODUCTS -- 0.1%
   120,000  Pactiv Corp.+ ........................................           1,259,210           2,640,000
                                                                        --------------      --------------
            TRANSPORTATION -- 0.1%
   100,000  AMR Corp.+ ...........................................           1,924,248           2,223,000
    15,000  Grupo TMM SA,
              Cl. A, ADR+ ........................................              80,460              57,750
                                                                        --------------      --------------
                                                                             2,004,708           2,280,750
                                                                        --------------      --------------
            REAL ESTATE INVESTMENT TRUSTS -- 0.1%
     1,500  Amli Residential
              Properties Trust ...................................              29,822              57,075
     6,000  Camden Property Trust ................................             112,470             347,520
     2,000  Equity Residential ...................................              39,570              78,240
     2,187  Prosperity REIT+ .....................................                 616                 691
    24,984  Rayonier Inc. ........................................             798,811             995,612
                                                                        --------------      --------------
                                                                               981,289           1,479,138
                                                                        --------------      --------------
            TOTAL COMMON
              STOCKS .............................................       1,385,127,226       1,645,598,723
                                                                        --------------      --------------
            CONVERTIBLE PREFERRED STOCKS -- 0.2%
            AEROSPACE -- 0.1%
    13,500  Northrop Grumman Corp.,
              7.000% Cv. Pfd., Ser. B ............................           1,573,020           1,716,795
                                                                        --------------      --------------
            TELECOMMUNICATIONS -- 0.1%
    26,000  Cincinnati Bell Inc.,
              6.750% Cv. Pfd., Ser. B ............................             820,366             989,300
                                                                        --------------      --------------
            BROADCASTING -- 0.0%
        90  Gray Television Inc.,
              8.000% Cv. Pfd.,
              Ser. C (a)(c)(d) ...................................             900,000             909,000
                                                                        --------------      --------------
            AVIATION: PARTS AND SERVICES -- 0.0%
     3,200  Sequa Corp.,
              $5.00 Cv. Pfd. .....................................             258,560             332,800
                                                                        --------------      --------------
            TOTAL CONVERTIBLE
              PREFERRED STOCKS ...................................           3,551,946           3,947,895
                                                                        --------------      --------------

PRINCIPAL
 AMOUNT
---------
            CONVERTIBLE CORPORATE BONDS -- 0.1%
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
$  500,000  Pep Boys - Manny, Moe &
              Jack, Cv., 4.250%,
              06/01/07 ...........................................             489,138             488,125
 1,000,000  Standard Motor Products Inc.,
              Sub. Deb. Cv., 6.750%,
              07/15/09 ...........................................             959,101             855,000
                                                                        --------------      --------------
                                                                             1,448,239           1,343,125
                                                                        --------------      --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2005

 PRINCIPAL                                                                                  MARKET
  AMOUNT                                                                 COST                VALUE
-----------                                                         --------------      ---------------
             CONVERTIBLE CORPORATE BONDS (CONTINUED)
             AEROSPACE --0.0%
$   736,000  Kaman Corp., Sub. Deb. Cv.,
               6.000%, 03/15/12 .................................   $      706,234      $       701,960
                                                                    --------------      ---------------
             CABLE AND SATELLITE -- 0.0%
    500,000  Charter Communications Inc.,
               Cv., 4.750%, 06/01/06 ............................          454,157              497,500
                                                                    --------------      ---------------
             TOTAL CONVERTIBLE
               CORPORATE BONDS ..................................        2,608,630            2,542,585
                                                                    --------------      ---------------
   SHARES
-----------
             RIGHTS -- 0.0%
             CLOSED-END FUNDS -- 0.0%
     74,200  Central Europe and Russia
               Fund Inc. Rights, expire
               01/20/06+ ........................................                0              101,654
                                                                    --------------      ---------------
 PRINCIPAL
  AMOUNT
-----------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
             FEDERAL HOME LOAN BANK -- 0.0%
$   500,000    3.060%, 04/13/06 .................................          500,000              497,962
                                                                    --------------      ---------------
             U.S. TREASURY NOTES -- 0.1%
    500,000    5.625%, 02/15/06 .................................          503,429              503,429
    300,000    4.625%, 05/15/06 .................................          303,221              300,399
    300,000    3.500%, 11/15/06 .................................          300,980              297,738
                                                                    --------------      ---------------
                                                                         1,107,630            1,101,566
                                                                    --------------      ---------------
             TOTAL U.S. GOVERNMENT &
               AGENCY OBLIGATIONS ...............................        1,607,630            1,599,528
                                                                    --------------      ---------------
             SHORT-TERM OBLIGATIONS -- 6.6%
             REPURCHASE AGREEMENTS -- 2.6%
 45,807,000  ABN Amro, 3.300%, dated
               12/30/05, due 01/03/06,
               proceeds at maturity,
               $45,823,796(b) ...................................       45,807,000           45,807,000
                                                                    --------------      ---------------
             U.S. GOVERNMENT OBLIGATIONS -- 4.0%
 71,135,000  U.S. Treasury Bills,
               3.841% to 3.947%++,
               01/12/06 to 03/23/06 .............................       71,008,207           71,008,931
                                                                    --------------      ---------------
             TOTAL SHORT-TERM
               OBLIGATIONS ......................................      116,815,207          116,815,931
                                                                    --------------      ---------------
TOTAL INVESTMENTS -- 100.0% .....................................   $1,509,710,639        1,770,606,316
                                                                    ==============
OTHER ASSETS AND LIABILITIES (NET) ..............................                            (5,972,419)
PREFERRED STOCK
   (9,556,900 preferred shares outstanding) .....................                          (418,742,500)
                                                                                        ---------------
NET ASSETS -- COMMON STOCK
   (166,079,270 common shares outstanding) ......................                       $ 1,345,891,397
                                                                                        ===============
NET ASSET VALUE PER COMMON SHARE
   $1,345,891,397 / $166,079,270 shares (outstanding) ...........                                 $8.10
                                                                                                  =====

(a) Security fair valued under procedures established by the Board of Directors. At December 31, 2005, the market value of fair valued securities amounted to $952,001 or 0.05% of total investments.

(b) Collateralized by U.S. Treasury Notes, 2.375%, due 08/15/06, market value $46,723,140.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the market value of the Rule 144A security amounted to $909,000 or 0.05% of total investments.

(d) At December 31, 2005, the Fund held an investment in a restricted and illiquid security amounting to $909,000 or 0.05% of net assets, which was valued under methods approved by the Board as follows:

                                                                                             12/31/2005
ACQUISITION                                          ACQUISITION        ACQUISITION        CARRYING VALUE
  SHARES    ISSUER                                       DATE                COST             PER UNIT
  ------    ------                                       ----                ----             --------
        90  Gray Television Inc.,
               8.000% Cv. Pfd., Ser. C ..........      04/23/02         $  900,000         $  10,100.0000

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depository Receipt

CVO   Contingent Value Obligation

W/I   When issued
                                                      % OF
                                                     MARKET          MARKET
                                                     VALUE            VALUE
                                                     -----            -----
      GEOGRAPHIC DIVERSIFICATION
      North America ........................          79.7%       $1,411,799,237
      Europe ...............................          15.6           276,134,321
      Latin America ........................           3.0            53,364,320
      Japan ................................           1.3            23,551,582
      Asia/Pacific .........................           0.3             4,327,329
      South Africa .........................           0.1             1,429,527
                                                     -----        --------------
      Total Investments ....................         100.0%       $1,770,606,316
                                                     =====        ==============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS:
  Investments, at value (cost $1,509,710,639) ...........................     $ 1,770,606,316
  Foreign currency, at value (cost $32,744) .............................              31,887
  Cash ..................................................................             257,039
  Receivable for investments sold .......................................          28,548,856
  Dividends and interest receivable .....................................           2,194,983
  Unrealized appreciation on swap contracts .............................             415,025
  Other assets ..........................................................              59,409
                                                                              ---------------
  TOTAL ASSETS ..........................................................       1,802,113,515
                                                                              ---------------
LIABILITIES:
  Payable for investments purchased .....................................          33,026,956
  Payable for investment advisory fees ..................................           2,962,877
  Payable for shareholder communications expenses .......................             579,680
  Dividends payable .....................................................             304,105
  Payable for offering expenses .........................................             196,724
  Other accrued expenses and liabilities ................................             409,276
                                                                              ---------------
  TOTAL LIABILITIES .....................................................          37,479,618
                                                                              ---------------
PREFERRED STOCK:
  Series B Cumulative Preferred Stock (7.20%,
    $25 liquidation value, $0.001 par value,
    6,600,000 shares authorized with 6,600,000
    shares issued and outstanding) ......................................         165,000,000
  Series C Cumulative Preferred Stock (Auction
    Rate, $25,000 liquidation value, $0.001 par value,
    5,200 shares authorized with 5,200 shares issued
    and outstanding) ....................................................         130,000,000
  Series D Cumulative Preferred Stock (5.875%,
    $25 liquidation value, $0.001 par value,
    3,000,000 shares authorized with 2,949,700
    shares issued and outstanding) ......................................          73,742,500
  Series E Cumulative Preferred Stock (Auction Rate,
    $25,000 liquidation value, $0.001 par value,
    2,000 shares authorized with 2,000 shares issued
    and outstanding) ....................................................          50,000,000
                                                                              ---------------
  TOTAL PREFERRED STOCK .................................................         418,742,500
                                                                              ---------------
  NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS ..................................................     $ 1,345,891,397
                                                                              ===============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:

  Capital stock, at $0.001 par value ....................................     $       166,079
  Additional paid-in capital ............................................       1,091,661,087
  Undistributed net investment income ...................................             561,527
  Accumulated distributions in excess of net realized
    gain on investments, options, futures contracts,
    swap contracts, and foreign currency transactions ...................          (7,800,361)
  Net unrealized appreciation on investments
    and swap contracts ..................................................         261,310,702
  Net unrealized depreciation on foreign
    currency translations ...............................................              (7,637)
                                                                              ---------------
  NET ASSETS ............................................................     $ 1,345,891,397
                                                                              ===============
NET ASSET VALUE PER COMMON SHARE
  ($1,345,891,397 / 166,079,270 shares outstanding;
  182,000,000 shares authorized) ........................................               $8.10
                                                                                        =====

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $552,496) ..........................     $    28,591,567
  Interest ..............................................................           4,147,686
                                                                              ---------------
  TOTAL INVESTMENT INCOME ...............................................          32,739,253
                                                                              ---------------
EXPENSES:
  Investment advisory fees ..............................................          16,357,998
  Shareholder communications expenses ...................................           1,259,641
  Auction agent fees ....................................................             449,240
  Custodian fees ........................................................             233,327
  Payroll expenses ......................................................             193,777
  Legal and audit fees ..................................................             152,333
  Shareholder services fees .............................................             144,160
  Directors' fees .......................................................             139,924
  Miscellaneous expenses ................................................             601,845
                                                                              ---------------
  TOTAL EXPENSES ........................................................          19,532,245
                                                                              ---------------
  LESS:
    Advisory fee reduction ..............................................          (2,387,425)
    Custodian fee credits ...............................................             (27,319)
                                                                              ---------------
    TOTAL REDUCTIONS AND CREDITS ........................................          (2,414,744)
                                                                              ---------------
  TOTAL NET EXPENSES ....................................................          17,117,501
                                                                              ---------------
  NET INVESTMENT INCOME .................................................          15,621,752
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, OPTIONS, FUTURES CONTRACTS, SWAP
  CONTRACTS, AND FOREIGN CURRENCY:
  Net realized gain on investments ......................................         134,604,868
  Net realized gain on options ..........................................             114,988
  Net realized loss on futures contracts ................................            (214,050)
  Net realized loss on swap contracts ...................................          (1,807,771)
  Net realized loss on foreign currency transactions ....................            (141,255)
                                                                              ---------------
  Net realized gain on investments, options,
    futures contracts, swap contracts, and foreign
    currency transactions ...............................................         132,556,780
  Net change in unrealized appreciation/depreciation
    on investments, options, futures contracts, swap
    contracts, and foreign currency translations ........................         (60,827,456)
                                                                              ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, OPTIONS, FUTURES CONTRACTS,
    SWAP CONTRACTS, AND FOREIGN CURRENCY ................................          71,729,324
                                                                              ---------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .....................................................          87,351,076
  Total Distributions to Preferred Stock Shareholders ...................         (22,181,024)
                                                                              ---------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS ...........................................     $    65,170,052
                                                                              ===============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                             DECEMBER 31, 2005     DECEMBER 31, 2004
                                                                                             -----------------     -----------------
OPERATIONS:
  Net investment income ................................................................       $   15,621,752       $    7,154,873
  Net realized gain on investments, options, futures contracts, swap contracts,
    and foreign currency transactions ..................................................          132,556,780          123,877,687
  Net change in unrealized appreciation/depreciation on investments, options,
    futures contracts, swap contracts, and foreign currency translations ...............          (60,827,456)          97,428,111
                                                                                               --------------       --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................           87,351,076          228,460,671
                                                                                               --------------       --------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ................................................................           (2,181,294)            (200,307)
  Net realized short-term gains on investments, futures contracts, and
    foreign currency transactions ......................................................             (182,478)          (1,205,026)
  Net realized long-term gains on investments, futures contracts, and
    foreign currency transactions ......................................................          (19,817,252)         (17,540,730)
                                                                                               --------------       --------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ..................................          (22,181,024)         (18,946,063)
                                                                                               --------------       --------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS ..........................................................           65,170,052          209,514,608
                                                                                               --------------       --------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ................................................................          (12,530,700)          (1,170,403)
  Net realized short-term gains on investments, options, futures contracts, and
    foreign currency transactions ......................................................           (1,048,266)          (7,041,045)
  Net realized long-term gains on investments, options, futures contracts, and
    foreign currency transactions ......................................................         (113,842,518)        (102,491,569)
                                                                                               --------------       --------------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .....................................         (127,421,484)        (110,703,017)
                                                                                               --------------       --------------
FUND SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon reorganization and
    reinvestment of dividends and distributions ........................................           45,583,893           25,998,112
  Net increase in net assets from common shares issued upon rights offering ............          143,681,307                   --
  Net increase in net assets from repurchase of preferred shares .......................                   --               72,307
  Offering costs for preferred shares charged to paid-in capital .......................               (5,050)              75,457
  Offering cost for issuance of rights charged to paid-in capital ......................             (600,000)                  --
                                                                                               --------------       --------------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..............................          188,660,150           26,145,876
                                                                                               --------------       --------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS .................          126,408,718          124,957,467
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period ..................................................................        1,219,482,679        1,094,525,212
                                                                                               --------------       --------------
  End of period (includes undistributed net investment income of
    $561,527 and $1,703,869, respectively) .............................................       $1,345,891,397       $1,219,482,679
                                                                                               ==============       ==============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Equity Trust Inc. (the "Equity Trust") is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. Investment operations commenced on August 21, 1986.

      The Equity Trust will invest at least 80% of its assets in equity securities under normal market conditions (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Equity Trust will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser") .

      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      REPURCHASE AGREEMENTS. The Equity Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal in value to the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

      SWAP AGREEMENTS. The Equity Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Equity Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Equity Trust periodically a variable rate payment that is intended to approximate the Equity Trust's variable rate payment obligation on the Series C Preferred Stock. In an interest rate cap, the Equity Trust would pay a premium to the counterparty and, to the extent that a specified

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Equity Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Equity Trust will be limited to contractual remedies pursuant to the agreements related to the transaction.There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Equity Trust will succeed in pursuing contractual remedies. The Equity Trust thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Equity Trust's portfolio securities at that point in time, such a default could negatively affect the Equity Trust's ability to make dividend payments for the Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Equity Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Equity Trust's ability to make dividend payments on the Series C Preferred Stock.

      The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

      The Equity Trust has entered into one interest rate swap agreement with Citibank N.A. Under the agreement the Equity Trust receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2005 are as follows:

       NOTIONAL                              FLOATING RATE*         TERMINATION      UNREALIZED
        AMOUNT          FIXED RATE       (RATE RESET MONTHLY)           DATE        APPRECIATION
        ------          ----------       --------------------           ----        ------------
    $130,000,000          4.494%               4.29063%            July 2, 2007       $415,025

----------
*     Based on Libor (London Interbank Offered Rate).

      FUTURES CONTRACTS. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Equity Trust recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2005, there were no open futures contracts.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2005, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      FOREIGN SECURITIES. The Equity Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      FOREIGN TAXES. The Equity Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Equity Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

      RESTRICTED AND ILLIQUID SECURITIES. The Equity Trust may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Trust is informed of the dividend.

      CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Equity Trust receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset shown as "custodian fee credits".

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from that determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, foreign currency transactions, timing differences, and differing characterizations of distributions made by the Equity Trust. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Equity Trust and the calculation of net investment income per share in the Financial Highlights includes these adjustments. For the year ended December 31, 2005, reclassifications were made to decrease accumulated net investment income by $2,052,100 and decrease accumulated distributions in excess of net realized gain on investments, futures contracts, swap contracts, and foreign currency transactions by $2,052,100.

      Distributions to shareholders of the Equity Trust's 7.20% Series B Cumulative Preferred Stock, Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, and Series E Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                                       YEAR ENDED                          YEAR ENDED
                                                                   DECEMBER 31, 2005                   DECEMBER 31, 2004
                                                             -----------------------------      -----------------------------
                                                                 COMMON         PREFERRED           COMMON         PREFERRED
                                                             ------------      -----------      ------------      -----------
            DISTRIBUTIONS PAID FROM:
            Ordinary income
                (Inclusive of short-term capital gains)      $ 13,578,966      $ 2,363,772      $  8,211,448      $ 1,405,333
            Net long-term capital gains ...............       113,842,518       19,817,252       102,491,569       17,540,730
                                                             ------------      -----------      ------------      -----------
            Total distributions paid ..................      $127,421,484      $22,181,024      $110,703,017      $18,946,063
                                                             ============      ===========      ============      ===========

      PROVISION FOR INCOME TAXES. The Equity Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the Equity Trust's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

      As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

            Net unrealized appreciation on investments ..................    $ 253,104,499
            Net unrealized appreciation on foreign currency
              and swap contracts ........................................          428,687
            Distributions payable .......................................         (304,105)
            Undistributed ordinary income ...............................          835,150
                                                                             -------------
            Total .......................................................    $ 254,064,231
                                                                             =============

The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/depreciation at December 31, 2005:

                                                                       GROSS              GROSS            NET UNREALIZED
                                                                    UNREALIZED          UNREALIZED          APPRECIATION/
                                                 COST              APPRECIATION        DEPRECIATION        (DEPRECIATION)
                                                 ----              ------------        ------------        --------------
            Investments ...........        $ 1,517,501,817         $345,287,834        $(92,183,335)        $253,104,499
            Swap contracts ........                     --              415,025                  --              415,025
                                                                   ------------        ------------         ------------
                                                                   $345,702,859        $(92,183,335)        $253,519,524
                                                                   ============        ============         ============

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Equity Trust's portfolio and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the fiscal year.

      The Equity Trust's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2005, the Equity Trust's total return on the net asset value of the common shares exceeded the stated dividend rate or net swap expense of Series C and E Auction Rate Cumulative Preferred Stock. Thus, management fees were accrued on these assets. The Equity Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate or corresponding swap rate of 7.20% Series B and 5.875% Series D Cumulative Preferred Stock. Thus, management fees with respect to the liquidation value of the preferred stock assets were reduced by $2,387,425.

      During the year ended December 31, 2005, Gabelli & Company, Inc., ("Gabelli & Company") an affiliate of the Adviser, received $469,081 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

      In connection with the 2005 Rights Offering ("Rights"), holders of unexercised rights to purchase Common Shares of the Trust were able to instruct the Subscription Agent (Computershare Shareholder Services, Inc.) to sell such Rights on their behalf. The Subscription Agent was permitted to effect such sales through Gabelli & Company, unless the Subscription Agent was able to negotiate a lower commission rate with an independent broker. Total commissions from sales of Rights effected by the Subscription Agent through Gabelli & Company amounted to $93,506 for the year ended December 31, 2005.

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The cost of calculating the Equity Trust's net asset value per share is an Equity Trust expense pursuant to the Advisory Agreement. During the year ended December 31, 2005, the Equity Trust reimbursed the Adviser $45,000 in connection with the cost of computing the Equity Trust's net asset value, which is included in miscellaneous expenses in the Statement of Operations.

      The Equity Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $27,008 for the year ended December 31, 2005, which is included in payroll expenses in the Statement of Operations.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from the sales of securities, other than short-term securities, for the year ended December 31, 2005 aggregated $467,095,671 and $343,532,624, respectively.

5. CAPITAL. The charter permits the Equity Trust to issue 182,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board of the Equity Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2005, the Equity Trust did not repurchase any shares of its common stock in the open market.

Transactions in common stock were as follows:

                                                                      YEAR ENDED                      YEAR ENDED
                                                                  DECEMBER 31, 2005                DECEMBER 31, 2004
                                                            ----------------------------      --------------------------
                                                               SHARES           AMOUNT         SHARES            AMOUNT
                                                            ----------      ------------      ---------      -----------
            Shares issued upon reinvestment
              of dividends and distributions .........       3,242,215      $ 27,277,033      3,143,080      $25,998,112
            Shares issued in rights offering .........      20,525,901       143,081,307             --               --
            Shares issued in connection with
              reorganization of Sterling Capital
              Corporation ............................       1,978,190        18,306,860             --               --
                                                            ----------      ------------      ---------      -----------
            Net increase .............................      25,746,306      $188,665,200      3,143,080      $25,998,112
                                                            ==========      ============      =========      ===========

      The Equity Trust's Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the 7.20% Series B, Series C Auction Rate, 5.875% Series D, and Series E Auction Rate Cumulative Preferred Stock at redemption prices of $25, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed and variable preferred dividend rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      On September 21, 2005, the Trust distributed one transferable right for each of the 143,681,301 shares of common stock outstanding to shareholders of record on that date. Seven rights were required to purchase one additional common share at the subscription price of $7.00 per share. Shareholders who exercised their full primary subscription rights were eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant to the primary subscription plus such additional amounts as authorized by the Board in accordance with the registration statement. The subscription period expired on October 26, 2005. The rights offering was fully subscribed, having received over-subscription requests in excess of the shares available for primary subscription resulting in the issuance of 20,525,901 shares of common stock and proceeds of $143,681,307 to the Equity Trust, prior to the deduction of estimated expenses of $600,000. The net asset value per share of the Trust common shareholders was reduced by approximately $0.15 per share as a result of the issuance of shares below net asset value.

      On June 20, 2001, the Equity Trust received net proceeds of $159,329,175 (after underwriting discounts of $5,197,500 and offering expenses of $473,325) from the public offering of 6,600,000 shares of 7.20% Series B Cumulative
Preferred Stock. Commencing June 20, 2006 and thereafter, the Equity Trust, at its option, may redeem the 7.20% Series B Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2005, the Equity Trust did not repurchase any shares of 7.20% Series B Cumulative Preferred Stock. At December 31, 2005, 6,600,000 shares of the 7.20% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $165,000.

      On June 27, 2002, the Equity Trust received net proceeds of $128,246,557 (after underwriting discounts of $1,300,000 and offering expenses of $453,443) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates.

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 2.15% to 4.58% for the year ended December 31, 2005. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Equity Trust, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2005, the Equity Trust did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2005, 5,200 shares of the Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 4.58% per share and accrued dividends amounted to $66,155.

      On October 7, 2003, the Equity Trust received net proceeds of $72,387,500 (after underwriting discounts of $2,362,500 and offering expenses of $264,522) from the public offering of 3,000,000 shares of 5.875% Series D Cumulative Preferred Stock. Commencing October 7, 2008 and thereafter, the Equity Trust, at its option, may redeem the 5.875% Series D Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2005, the Equity Trust did not repurchase any shares of 5.875% Series D Cumulative Preferred Stock. At December 31, 2005, 2,949,700 shares of the 5.875% Series D Cumulative Preferred Stock were outstanding and accrued dividends amounted to $60,172.

      On October 7, 2003, the Equity Trust received net proceeds of $49,260,000 (after underwriting discounts of $500,000 and offering expenses of $149,991) from the public offering of 2,000 shares of Series E Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The dividend rates of Series E Auction Rate Cumulative Preferred Stock ranged from 2.20% to 4.60% for the year ended December 31, 2005. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series E Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Equity Trust, at its option, may redeem the Series E Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2005, the Equity Trust did not redeem any shares of Series E Auction Rate Cumulative Preferred Stock. At December 31, 2005, 2,000 shares of the Series E Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 4.60% and accrued dividends amounted to $12,778.

      The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Equity Trust and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Equity Trust's outstanding voting stock must approve the conversion of the Equity Trust from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Equity Trust's outstanding voting securities are required to approve certain other actions, including changes in the Equity Trust's investment objectives or fundamental investment policies.

6. INDEMNIFICATIONS. The Equity Trust enters into contracts that contain a variety of indemnifications. The Equity Trust's maximum exposure under these arrangements is unknown. However, the Equity Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. REORGANIZATION. On September 13, 2005, the Equity Trust acquired substantially all of the net assets of the Sterling Capital Corp. pursuant to a Plan of Reorganization approved by Sterling Capital Corp. on September 12, 2005. The acquisition was accomplished by a tax-free exchange of 1,978,190 common shares of the Equity Trust valued at $18,306,860 for the net assets of the Sterling Capital Corp. on September 12, 2005. Sterling Capital Corp.'s net assets of $18,306,860, including $2,191,264 of unrealized appreciation, were combined with those of the Equity Trust on September 13, 2005. The net assets attributable to common stock shareholders of the Equity Trust immediately before the acquisition were $1,273,163,812.

8. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Equity Trust or any material adverse effect on the Adviser or its ability to manage the Equity Trust. The staff's notice to the Adviser did not relate to the Equity Trust.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                             YEAR ENDED DECEMBER 31,
                                                                        ----------------------------------------------------------
                                                                         2005         2004         2003         2002         2001
                                                                        ------       ------       ------       ------       ------
OPERATING PERFORMANCE:
 Net asset value, beginning of period ...............................   $ 8.69       $ 7.98       $ 6.28       $ 8.97       $10.89
                                                                        ------       ------       ------       ------       ------
 Net investment income (loss) .......................................     0.09         0.02         0.04         0.07         0.08
 Net realized and unrealized gain (loss) on investments .............     0.47         1.63         2.50        (1.65)       (0.16)
                                                                        ------       ------       ------       ------       ------
 Total from investment operations ...................................     0.56         1.65         2.54        (1.58)       (0.08)
                                                                        ------       ------       ------       ------       ------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:(e)
 Net investment income ..............................................    (0.01)       (0.00)(a)    (0.00)(a)    (0.01)       (0.01)
 Net realized gain on investments ...................................    (0.14)       (0.14)       (0.14)       (0.16)       (0.11)
                                                                        ------       ------       ------       ------       ------
 Total distributions to preferred stock shareholders ................    (0.15)       (0.14)       (0.14)       (0.17)       (0.12)
                                                                        ------       ------       ------       ------       ------
NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON
 STOCK SHAREHOLDERS RESULTING FROM OPERATIONS .......................     0.41         1.51         2.40        (1.75)       (0.20)
                                                                        ------       ------       ------       ------       ------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
 Net investment income ..............................................    (0.08)       (0.01)       (0.01)       (0.05)       (0.06)
 Net realized gain on investments ...................................    (0.77)       (0.79)       (0.68)       (0.90)       (1.02)
 Return of capital ..................................................       --           --        (0.00)(a)    (0.00)(a)       --
                                                                        ------       ------       ------       ------       ------
 Total distributions to common stock shareholders ...................    (0.85)       (0.80)       (0.69)       (0.95)       (1.08)
                                                                        ------       ------       ------       ------       ------
CAPITAL SHARE TRANSACTIONS:
 Increase (decrease) in net asset value from common stock
  share transactions ................................................    (0.00)(a)     0.00(a)      0.01         0.02         0.03
 Decrease in net asset value from shares issued in rights offering ..    (0.15)          --           --           --        (0.62)
 Increase in net asset value from repurchase of preferred shares ....       --         0.00(a)        --           --           --
 Offering costs for preferred shares charged to paid-in capital .....    (0.00)(a)     0.00(a)     (0.02)       (0.01)       (0.05)
 Offering costs for issuance of rights charged to paid-in capital ...    (0.00)(a)       --           --           --           --
                                                                        ------       ------       ------       ------       ------
 Total capital share transactions ...................................    (0.15)        0.00(a)     (0.01)        0.01        (0.64)
                                                                        ------       ------       ------       ------       ------
 NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS, END OF PERIOD .......................................   $ 8.10       $ 8.69       $ 7.98       $ 6.28       $ 8.97
                                                                        ======       ======       ======       ======       ======
 Net Asset Value Total Return + .....................................     5.50%       19.81%       39.90%      (21.00)%      (3.68)%
                                                                        ======       ======       ======       ======       ======
 Market Value, End of Period ........................................   $ 8.03       $ 9.02       $ 8.00       $ 6.85       $10.79
                                                                        ======       ======       ======       ======       ======
 Total Investment Return ++ .........................................     0.66%       24.04%       28.58%      (28.36)%      10.32%
                                                                        ======       ======       ======       ======       ======

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                         YEAR ENDED DECEMBER 31,
                                                                    ---------------------------------------------------------------
                                                                        2005        2004         2003          2002         2001
                                                                    ----------   ----------   ----------    ----------   ----------
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of preferred shares,
   end of period (in 000's) .....................................   $1,764,634   $1,638,225   $1,514,525    $1,271,600   $1,465,369
  Net assets attributable to common shares,
   end of period (in 000's) .....................................   $1,345,891   $1,219,483   $1,094,525    $  842,403   $1,166,171
  Ratio of net investment income to average net assets
   attributable to common shares ................................         1.27%        0.64%        0.67%         0.99%        0.81%
  Ratio of operating expenses to average net assets
   attributable to common shares net of fee reduction (c) .......         1.39%        1.57%        1.62%         1.19%        1.12%
  Ratio of operating expenses to average net assets including
   liquidation value of preferred shares net of fee reduction (c)         1.04%        1.14%        1.14%         0.87%        0.95%
  Portfolio turnover rate .......................................         22.4%        28.6%        19.2%         27.1%        23.9%
PREFERRED STOCK:
  7.25% SERIES A CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...................           --           --           --    $  134,198   $  134,198
  Total shares outstanding (in 000's) ...........................           --           --           --         5,368        5,368
  Liquidation preference per share ..............................           --           --           --    $    25.00   $    25.00
  Average market value (b) ......................................           --           --           --    $    25.75        25.39
  Asset coverage per share ......................................           --           --           --    $    74.07       122.44
  7.20% SERIES B CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...................   $  165,000   $  165,000   $  165,000    $  165,000   $  165,000
  Total shares outstanding (in 000's) ...........................        6,600        6,600        6,600         6,600        6,600
  Liquidation preference per share ..............................   $    25.00   $    25.00   $    25.00    $    25.00   $    25.00
  Average market value (b) ......................................   $    25.92   $    26.57   $    27.06    $    26.40   $    25.60
  Asset coverage per share ......................................   $   105.35   $    97.81   $    90.15    $    74.07   $   122.44
  AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...................   $  130,000   $  130,000   $  130,000    $  130,000           --
  Total shares outstanding (in 000's) ...........................            5            5            5             5           --
  Liquidation preference per share ..............................   $   25,000   $   25,000   $   25,000    $   25,000           --
  Average market value (b) ......................................   $   25,000   $   25,000   $   25,000    $   25,000           --
  Asset coverage per share ......................................   $  105,353   $   97,806   $   90,150    $   74,068           --
  5.875% SERIES D CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...................   $   73,743   $   73,743   $   75,000            --           --
  Total shares outstanding (in 000's) ...........................        2,950        2,950        3,000            --           --
  Liquidation preference per share ..............................   $    25.00   $    25.00   $    25.00            --           --
  Average market value (b) ......................................   $    24.82   $    24.81   $    25.10            --           --
  Asset coverage per share ......................................   $   105.35   $    97.81   $    90.15            --           --
  AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...................   $   50,000   $   50,000   $   50,000            --           --
  Total shares outstanding (in 000's) ...........................            2            2            2            --           --
  Liquidation preference per share ..............................   $   25,000   $   25,000   $   25,000            --           --
  Average market value (b) ......................................   $   25,000   $   25,000   $   25,000            --           --
  Asset coverage per share ......................................   $  105,353   $   97,806   $   90,150            --           --
  ASSET COVERAGE (d) ............................................          421%         391%         361%          296%         490%

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions, at prices dependent upon the relationship of the net asset value per share and the market value per share on the ex-dividend dates, including the effect of shares issued pursuant to 2001 and 2005 rights offering, assuming full subscription by shareholder.

++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to 2001 and 2005 rights offering, assuming full subscription by shareholder.

(a)   Amount represents less than $0.005 per share.

(b)   Based on weekly prices.

(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the years ended December 31, 2002 and 2001, the ratios of operating expenses to average net assets attributable to common stock net of fee reduction would be 1.19% and 1.11%, respectively, and the ratios of operating expenses to average total net assets including liquidation value of preferred shares net of fee reduction would be 0.87% and 0.94%, respectively. For the fiscal years ended December 31, 2005, 2004, and 2003, the effect of the custodian fee credits was minimal.

(d)   Asset coverage is calculated by combining all series of preferred stock.

(e) Calculated based upon average common shares outstanding on the record dates throughout the year.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (hereafter referred to as the "Trust") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 28, 2006

                          THE GABELLI EQUITY TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of Equity Trust are managed under the direction of the Trust's Board of Directors. Information pertaining to the Directors and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about The Gabelli Equity Trust Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

                              TERM OF       NUMBER OF
                            OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)            LENGTH OF       COMPLEX
   ADDRESS 1                   TIME        OVERSEEN BY         PRINCIPAL OCCUPATION(S)                       OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2       DIRECTOR           DURING PAST FIVE YEARS                        HELD BY DIRECTOR 5
-----------------           ----------    --------------       -----------------------                       -------------------
INTERESTED DIRECTORS 3:
MARIO J. GABELLI           Since 1986**        24         Chairman of the Board and Chief Executive          Director of Morgan
Director and                                              Officer of GAMCO Investors, Inc. and               Group Holdings, Inc.
Chief Investment Officer                                  Chief Investment Officer - Value Portfolios        (holding company)
Age: 63                                                   of Gabelli Funds, LLC and GAMCO Asset
                                                          Management Inc.; Chairman and Chief
                                                          Executive Officer of Lynch Interactive
                                                          Corporation (multimedia and services)

NON-INTERESTED DIRECTORS:
THOMAS E. BRATTER          Since 1986**         3         Director, President and Founder of The John                  --
Director                                                  Dewey Academy (residential college
Age: 66                                                   preparatory therapeutic high school)

ANTHONY J. COLAVITA 4      Since 1999***       34         Partner in the law firm of                                   --
Director                                                  Anthony J. Colavita, P.C.
Age: 70

JAMES P. CONN 4            Since 1989*         14         Former Managing Director and Chief Investment      Director of LaQuinta
Director                                                  Officer of Financial Security Assurance Holdings   Corp. (hotels) and
Age: 67                                                   Ltd. (1992-1998)                                   First Republic Bank
                                                                                                             (banking)

FRANK J. FAHRENKOPF JR.    Since 1998***        5         President and Chief Executive Officer of the       Director of First
Director                                                  American Gaming Association; Partner in the        Republic Bank (banking)
Age: 66                                                   law firm of Hogan & Hartson LLP; Co-Chairman
                                                          of the Commission on Presidential Debates;
                                                          Former Chairman of the Republican National
                                                          Committee

ARTHUR V. FERRARA          Since 2001**         6         Formerly, Chairman of the Board and Chief          Director/Trustee of 25
Director                                                  Executive Officer of The Guardian Life             mutual funds within
Age: 75                                                   Insurance Company of America from January          the Guardian Fund
                                                          1993 to December 1995; President, Chief            Complex
                                                          Executive Officer and a Director prior thereto

ANTHONY R. PUSTORINO        Since 1986*        14         Certified Public Accountant; Professor             Director of Lynch
Director                                                  Emeritus, Pace University                          Corporation
Age: 80                                                                                                      (diversified
                                                                                                             manufacturing)

SALVATORE J. ZIZZA         Since 1986***       25         Chairman of Hallmark Electrical Supplies Corp.     Director of
Director                                                                                                     Hollis-Eden
Age: 60                                                                                                      Pharmaceuticals
                                                                                                             (biotechnology) and
                                                                                                             Earl Scheib, Inc.
                                                                                                             (automotive services)

                         THE GABELLI EQUITY TRUST INC.
              ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                          TERM OF
                                        OFFICE AND
NAME, POSITION(S)                        LENGTH OF
   ADDRESS 1                               TIME                          PRINCIPAL OCCUPATION(S)
    AND AGE                              SERVED 2                        DURING PAST FIVE YEARS
-----------------                       ----------                       ----------------------
OFFICERS:
BRUCE N. ALPERT                         Since 2003               Executive Vice President and Chief Operating
President and Treasurer                                          Officer of Gabelli Funds, LLC and an officer
Age: 54                                                          of all of the registered investment companies
                                                                 in the Gabelli Funds complex. Director and President
                                                                 of Gabelli Advisers, Inc.

CARTER W. AUSTIN                        Since 2000               Vice President of the Trust since 2000. Vice President
Vice President                                                   of The Gabelli Dividend & Income Trust since 2003
Age: 39                                                          and The Gabelli Global Gold, Natural Resources
                                                                 & Income Trust since 2005. Vice President of
                                                                 Gabelli Funds, LLC.

DAWN M. DONATO                          Since 2004               Assistant Vice President of Gabelli & Company, Inc.
Assistant Vice President                                         since 2004, Registered Representative for Gabelli
Age: 38                                                          & Company, Inc. since 2002. Prior to 2002, Senior
                                                                 Sales Representative for Manulife Financial

JAMES E. MCKEE                          Since 1995               Vice President, General Counsel and Secretary
Secretary                                                        of GAMCO Investors, Inc. and GAMCO Asset
Age: 42                                                          Management Inc.; Secretary of all of the
                                                                 registered investment companies in the
                                                                 Gabelli Funds complex.

PETER D. GOLDSTEIN                      Since 2004               Director of Regulatory Affairs for GAMCO Investors, Inc.
Chief Compliance Officer                                         since 2004; Chief Compliance Officer of all the registered
Age: 52                                                          investment companies in the Gabelli Funds complex;
                                                                 Vice President of Goldman Sachs Asset Management
                                                                 from 2000 through 2004.

----------
1     Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 The Trust's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

        * - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

       **   - Term expires at the Trust's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      ***   - Term expires at the Trust's 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

              Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser. Effective November 16, 2005, Mr. Karl Otto Pohl resigned from the Board of Directors and now serves as Director Emeritus.

4     Represents holders of the Trust's Preferred Stock.

5 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

CERTIFICATIONS

      The Equity Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 6, 2005, he was not aware of any violation by the Equity Trust of applicable NYSE corporate governance listing standards. The Equity Trust reports to the SEC on Form N-CSR which contains certifications by the Equity Trust's principal executive officer and principal financial officer that relate to the Equity Trust's disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act.

                          THE GABELLI EQUITY TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2005

CASH DIVIDENDS AND DISTRIBUTIONS

                                     TOTAL AMOUNT     ORDINARY     LONG-TERM      DIVIDEND
      PAYABLE              RECORD        PAID        INVESTMENT     CAPITAL     REINVESTMENT
       DATE                 DATE     PER SHARE (a)   INCOME (a)    GAINS (a)       PRICE
     ---------              ----     -------------   ----------    ---------    ------------
COMMON SHARES
     03/24/05             03/16/05      $0.18000      $0.02736     $0.15264      $8.59750
     06/24/05             06/16/05       0.18000       0.01798      0.16202       8.48350
     09/27/05             09/19/05       0.19000       0.01898      0.17102       8.51000
     12/23/05             12/15/05       0.30000       0.02996      0.27004       8.20000
                                        --------      --------     --------
                                        $0.85000      $0.09428     $0.75572
7.20% PREFERRED SHARES
     03/28/05             03/18/05      $0.45000      $0.06180     $0.38820
     06/27/05             06/20/05       0.45000       0.04300      0.40700
     09/26/05             09/19/05       0.45000       0.04300      0.40700
     12/27/05             12/19/05       0.45000       0.04300      0.40700
                                        --------      --------     --------
                                        $1.80000      $0.19080     $1.60920
5.875% PREFERRED SHARES
     03/28/05             03/18/05      $0.36719      $0.05037     $0.31682
     06/27/05             06/20/05       0.36719       0.03512      0.33206
     09/26/05             09/19/05       0.36719       0.03513      0.33206
     12/27/05             12/19/05       0.36718       0.03513      0.33206
                                        --------      --------     --------
                                        $1.46875      $0.15575     $1.31300

SERIES C AND E AUCTION RATE PREFERRED SHARES

      Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2005 distributions derived from long-term capital gains for the Series C and Series E Auction Rate Preferred Shares was 89.39%.

      A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2005 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME

      In 2005, the Equity Trust paid to common, 7.200% Series B, and 5.875% Series D preferred shareholders ordinary income totaling $0.09428, $0.19080, and $0.15575 per share, respectively. The Equity Trust paid weekly distributions to Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $89.74670 and $89.13380 per share, respectively, in 2005. For the fiscal year ended December 31, 2005, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Equity Trust during 2005 derived from U.S. Government Securities was 1.63%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Equity Trust's fiscal year in U.S. Government Securities. The Equity Trust did not meet this strict requirement in 2005. The percentage of U.S. Government Securities held as of December 31, 2005 was 0.00%. The percentage of U.S. Government Securities held as of December 31, 2005 was 4.09%.

                          THE GABELLI EQUITY TRUST INC.
                 INCOME TAX INFORMATION (CONTINUED) (UNAUDITED)
                                DECEMBER 31, 2005
                         HISTORICAL DISTRIBUTION SUMMARY

                                    SHORT-        LONG-                  UNDISTRIBUTED  TAXES PAID ON
                                    TERM          TERM      NON-TAXABLE    LONG-TERM    UNDISTRIBUTED                     ADJUSTMENT
                     INVESTMENT    CAPITAL       CAPITAL     RETURN OF      CAPITAL        CAPITAL          TOTAL             TO
                       INCOME     GAINS (b)       GAINS       CAPITAL        GAINS        GAINS (c)    DISTRIBUTIONS (a)  COST BASIS
                     ----------   ---------      -------    -----------  -------------  -------------  -----------------  ----------
COMMON STOCK
2005 .............   $ 0.08756    $ 0.00672    $  0.75572           --           --           --         $ 0.85000               --
2004 .............     0.01930      0.04990       0.73080           --           --           --           0.80000               --
2003 .............     0.01140      0.04480       0.63380           --           --           --           0.69000               --
2002 .............     0.05180      0.01550       0.88270           --           --           --           0.95000               --
2001(d) ..........     0.06700      0.06400       0.94900           --           --           --           1.08000               --
2000 .............     0.04070      0.15500       1.11430           --           --           --           1.31000               --
1999(e) ..........     0.03010      0.21378       0.99561     $0.91176           --           --           2.15125         $0.91176-
1998 .............     0.06420           --       1.10080           --           --           --           1.16500               --
1997 .............     0.07610      0.00210       0.93670      0.02510           --           --           1.04000          0.02500-
1996 .............     0.10480           --       0.78120      0.11400           --           --           1.00000          0.11400-
1995(f) ..........     0.12890           --       0.49310      0.37800           --           --           1.00000          0.37800-
1994(g) ..........     0.13536      0.06527       0.30300      1.38262           --           --           1.88625          1.38262-
1993(h) ..........     0.13050      0.02030       0.72930      0.22990           --           --           1.11000          0.22990-
1992(i) ..........     0.20530      0.04050       0.29660      0.51760           --           --           1.06000          0.51760-
1991(j) ..........     0.22590      0.03990       0.14420      0.68000           --           --           1.09000          0.68000-
1990 .............     0.50470           --       0.22950      0.44580           --           --           1.18000          0.44580-
1989 .............     0.29100      0.35650       0.66250           --      $0.6288      $0.2138           1.31000          0.41500+
1988 .............     0.14500      0.20900       0.19600           --       0.2513       0.0854           0.55000          0.16590+
1987 .............     0.25600      0.49100       0.33500           --           --           --           1.08200               --
7.20% PREFERRED STOCK
2005 .............   $ 0.17650    $ 0.01430    $  1.60920           --           --           --         $ 1.80000               --
2004 .............     0.04340      0.11224       1.64436           --           --           --           1.80000               --
2003 .............     0.03000      0.11640       1.65360           --           --           --           1.80000               --
2002 .............     0.09800      0.02960       1.67240           --           --           --           1.80000               --
2001 .............     0.05870      0.05440       0.81690           --           --           --           0.93000               --
5.875% PREFERRED STOCK
2005 .............   $ 0.14405    $ 0.01170    $  1.31300           --           --           --         $ 1.46875               --
2004 .............     0.03542      0.09159       1.34174           --           --           --           1.46875               --
2003 .............     0.00535      0.02086       0.29610           --           --           --           0.32231               --
AUCTION RATE PREFERRED C SHARES
2005 .............   $83.01020    $ 6.73650    $756.60330           --           --           --         $846.35000              --
2004 .............     9.15570     23.67550     346.83810           --           --           --          379.66930              --
2003 .............     5.42000     21.05000     298.41000           --           --           --          324.88000              --
2002 .............    12.28350      3.71450     209.89200           --           --           --          225.89000              --
AUCTION RATE PREFERRED E SHARES
2005 .............   $82.44330    $ 6.69050    $751.43620           --           --           --         $840.57000              --
2004 .............     9.30280     24.05620     352.41090           --           --           --          385.76000              --
2003 .............     1.07000      4.18000      59.32000           --           --           --           64.57000              --

----------
(a)   Total amounts may differ due to rounding.

(b)   Taxable as ordinary income.

(c) Net Asset Value was reduced by this amount on the last business day of the year.

(d) On January 10, 2001, the Company also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.

(e) On July 9, 1999, the Company also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.

(f) On October 19, 1995, the Company also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.

(g) On November 15, 1994, the Company also distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.

(h) On July 14, 1993, the Company also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.

(i) On September 28, 1992, the Company also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.

(j) On October 21, 1991, the Company also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.

-     Decrease in cost basis.

+     Increase in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Equity Trust Inc. ("Trust") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Trust to issue Common Stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Trust. Plan participants may send their stock certificates to Computershare Trust Company N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

      If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Trust valued at market price. If the Trust should declare a dividend or capital gains distribution payable only in cash, Computershare will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Trust's Common Stock at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Trust.

      The Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

            ------------------------------------------------------------------
            The Annual Meeting of The Gabelli Equity Trust's stockholders will be held at 9:00 A.M. on Monday, May 15, 2006 at the Greenwich Library in Greenwich, Connecticut.
            ------------------------------------------------------------------

                                    [GRAPHIC]

                             DIRECTORS AND OFFICERS
                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF EXECUTIVE OFFICER,
  GAMCO INVESTORS, INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT & CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
  FORMER CHAIRMAN & CHIEF EXECUTIVE OFFICER,
  GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
  PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

Dawn M. Donato
  ASSISTANT VICE PRESIDENT

Peter D. Goldstein
  CHIEF COMPLIANCE OFFICER

James E. McKee
  SECRETARY

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN

Mellon Trust of New England, N.A.

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                                                      7.20%              5.875%
                                     COMMON         PREFERRED         PREFERRED
                                     ------         ---------         ---------
NYSE-Symbol:                            GAB           GAB PrB          GAB PrD
Shares Outstanding:                166,079,270      6,600,000        2,949,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5070.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                  FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                         E-MAIL: CLOSEDEND@GABELLI.COM               GAB AR 2005

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $88,558 in 2005 and $60,274 in 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $20,600 in 3005 and $20,600 in 2004.

         Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,880 in 2005 and $2,550 in 2004.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2005 and $0 in 2004.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2005 and $0 in 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R Pustorino and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

           Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.                CONFLICTS OF INTEREST.

                                    The Advisers  have  implemented  these proxy
                  voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

A.                OPERATION OF PROXY VOTING COMMITTEE.

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. IF THE DIRECTOR OF PROXY VOTING SERVICES or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o    A  limited   Power  of  Attorney   appointing   the   attendee  an  Adviser
     representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o    A  sample  ERISA  and  Individual  contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES







                  ===========================================

                             PROXY VOTING GUIDELINES

                  ===========================================

                            GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical responsiveness to shareholders
           This may include such areas as:
           -Paying greenmail
           -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for audit

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
           -Stock split
           -Stock option or other executive  compensation  plan
           -Finance growth of company/strengthen  balance sheet
           -Aid in restructuring
           -Improve credit rating
           -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Equity Trust Inc., (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Additionally, Mr. Caesar M. P. Bryan manages a portion of the Trust's assets. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly owned subsidiary of GAMCO Investors, Inc.) since 1994.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                                                                     # of Accounts
                                                                                      Managed with     Total Assets with
                                                           Total                      Advisory Fee        Advisory Fee
     Name of Portfolio                                 # of Accounts                   Based on            Based on
         Manager             Type of Accounts             Managed      Total Assets   Performance         Performance
         --------            ----------------             -------      ------------   -----------         -----------
1.  Mario J. Gabelli         Registered Investment           24          $11.2B*           5                 $2.9B
                             Companies:
                             Other Pooled Investment         20          $946.4M*          19               $704.6M
                             Vehicles:
                             Other Accounts:               1,882          $10.0B           5                 $1.3B

2. Caesar M.P. Bryan         Registered Investment           5            $1.0B            0                   $0
                             Companies:
                             Other Pooled Investment         1            $6.6M            1                  6.6M
                             Vehicles:
                             Other Accounts:                 5            $45.5M           0                   $0

* Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to management of the Trust. The Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event the Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Managers differ among the accounts that they manage. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR CAESAR M. P. BRYAN

The compensation of Mr. Bryan for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Manager receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario Gabelli and Caesar M. P. Bryan owned 1,827,970.27 and 0 respectively, of the Trust as of December 31, 2005.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES
=============================================================================================================================
                                                               (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                 SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
             (A) TOTAL  NUMBER OF                               PURCHASED AS PART OF     SHARES (OR UNITS) THAT MAY YET
              SHARES  (OR UNITS)   (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS    BE PURCHASED UNDER THE PLANS
   PERIOD         PURCHASED         PER SHARE (OR UNIT)           OR PROGRAMS                   OR PROGRAMS
=============================================================================================================================
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 141,702,724
07/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
07/31/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 141,702,724
08/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
08/31/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 144,407,482
09/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
09/30/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 164,932,995
10/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
10/31/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 164,932,995
11/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
11/30/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 166,079,270
12/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
12/31/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
=============================================================================================================================
Total        Common - N/A              Common - N/A               Common - N/A               N/A

             Preferred  Series B - N/A Preferred Series B - N/A Preferred Series B - N/A

             Preferred  Series D - N/A Preferred Series D - N/A Preferred Series D - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

         Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Equity Trust Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                          Bruce N. Alpert,
                          Principal Executive Officer & Principal
                          Financial Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.